                                                      Registration No. 333-05053
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           ------------------------
                                   FORM S-6


                        Post-Effective Amendment No. 4
                                      to
                            Registration Statement
                                     Under
                            SECURITIES ACT OF 1933

                           ------------------------
                              SEPARATE ACCOUNT VL
                             (Exact Name of Trust)

                     FIRST VARIABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           2122 York Road, Suite 300
                           Oak Brook, IL 60523-1930
         (Complete Address of Depositor's Principal Executive Offices)
                           ------------------------

Jeffery K. Hoelzel                                   Copy To:
Vice President, General Counsel & Secretary          Thomas C. Lauerman
First Variable Life Insurance Company                Freedman, Levy, Kroll & Simonds
2122 York Road, Suite 300                            1050 Connecticut Avenue, N.W.
Oak Brook, IL 60523-1930                             Washington, D.C. 20036

(630) 684-9270                                       (202) 457-5106
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
___  immediately upon filing pursuant to paragraph (b)
 X   on May 1, 2000 pursuant to paragraph  (b)
___  60 days after filing pursuant to paragraph (a)(i)
___  on _________ pursuant to paragraph (a)(i) of rule (485)
___  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities being Registered:
     An indefinite amount of interests under flexible premium variable life insurance policies.

Approximate Date of Proposed Public Offering:
     As soon as practible after the effective date of this Registration
     Statement.

                             CROSS REFERENCE SHEET

Item No. in
Form N-8 B-2                                                  Location
------------                                                  --------

1, 2                            COVER PAGE, FIRST VARIABLE LIFE INSURANCE COMPANY, THE SEPARATE ACCOUNT

3                               Inapplicable

4                               DISTRIBUTION AND OTHER AGREEMENTS

5, 6                            THE SEPARATE ACCOUNT; YOUR INVESTMENT OPTIONS

7                               Inapplicable

8                               APPENDIX C:  FINANCIAL STATEMENTS

9                               LEGAL  PROCEEDINGS

10 (a), (b), (c), (d), (e)      HIGHLIGHTS, SURRENDER AND WITHDRAWALS, Surrender, Withdrawals, TRANSFERS AMONG INVESTMENT OPTIONS,
                                LAPSE AND REINSTATEMENT, DETERMINATION OF ACCOUNT VALUE, OTHER PROVISIONS OF THE POLICY, THE
                                POLICIES, YOUR INVESTMENT OPTIONS

10 (f)                          VOTING RIGHTS, OTHER PROVISIONS OF THE POLICY

10 (g), (h)                     TRANSFERS AMONG INVESTMENTS OPTIONS

10 (i)                          MIXED AND SHARED FUNDING, POLICY BENEFITS AND VALUES, OTHER PROVISIONS OF THE POLICY

11, 12                          SEPARATE ACCOUNT INVESTMENT OPTIONS: AIM Variable Insurance Funds, Inc.; American Century Variable
                                Portfolios, Inc.; Deutsche Asset Management VIT Funds; Federated Insurance Series; Lord Abbett
                                Series Fund, Inc.; MFS Variable Insurance Trust; Seligman Portfolios, Inc.; Templeton Variable
                                Products Series Fund; Variable Insurance Products Fund, Variable Investors Series Trust

13                              HIGHLIGHTS, OTHER CHARGES AND DEDUCTIONS (NOT CURRENTLY CHARGED), ELIMINATION, REDUCTION, OR REFUND
                                OF CHARGES AND DEDUCTIONS, INCREASES IN BONUSES

14, 15                          APPLICATION AND ISSUANCE OF A POLICY, Free Look Right, ALLOCATION OF PREMIUMS

16                              PREMIUMS, ALLOCATION OF PREMIUMS, DETERMINATION OF ACCOUNT VALUE

17                              SURRENDERS AND WITHDRAWALS; Surrenders; Withdrawals, MATURITY PROCEEDS; PAYMENT OF PROCEEDS

18                              OUR TAXATION, DETERMINATION OF ACCOUNT VALUE, THE SEPARATE ACCOUNT, THE AVAILABLE OPTIONS, THE
                                POLICIES, MORE ABOUT CHARGES AND DEDUCTIONS


19                              REPORTS AND RECORDS, ADVERTISING PRACTICES, OTHER PROVISIONS OF THE POLICY

20                              TRANSFERS AMONG INVESTMENT OPTIONS

21                              POLICY LOANS, Preferred Loan Amounts, Immediate Loan Repayment, THE POLICIES

22, 23, 24                      Inapplicable

25                              FIRST VARIABLE LIFE INSURANCE COMPANY

26                              Inapplicable

27                              FIRST VARIABLE LIFE INSURANCE COMPANY

28                              OUR MANAGEMENT

29                              FIRST VARIABLE LIFE INSURANCE COMPANY

30, 31, 32, 33, 34              Inapplicable

35                              STATE REGULATION

36                              Inapplicable

37                              Inapplicable

38, 39, 40, 41 (a)              DISTRIBUTION AND OTHER AGREEMENTS, FIRST VARIABLE LIFE INSURANCE COMPANY

41 (b), 41 (c), 42, 43          Inapplicable

44                              DETERMINATION OF ACCOUNT  VALUE

45                              Inapplicable

46                              SURRENDER AND WITHDRAWALS; Surrender; Withdrawals

47, 48, 49, 50                  Inapplicable

51                              POLICY BENEFITS AND VALUES

52                              DEATH BENEFIT AMOUNTS, Face Amount and Guideline Single Premium, Face Amount and Additional Premium
                                Payments

53 (a)                          FEDERAL  TAX   MATTERS

53 (b), 54, 55                  Inapplicable

56, 57, 58                      Inapplicable

59                              APPENDIX C:  FINANCIAL  STATEMENTS

Prospectus                                                          May 1, 2000

                               CAPITAL ONE PAY VL
            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                   Issued by
                     FIRST VARIABLE LIFE INSURANCE COMPANY

Our Marketing and Executive Office:   Our Variable Service Center:  Or, for express deliveries;
  2122 York Road                      P.O. Box 1317                 4200 University Avenue
  Oak Brook, IL  60523                Des Moines, IA  50305-1317    West Des Moines, IA 50266
  Automated Information Line:         (800) 845-0689
  (800)-59-FUNDS

The Policy described in this prospectus provides life insurance coverage that is payable upon the death of the Insured. The Policy also permits you to accumulate Account Value based on the premiums you pay, the charges and expenses of the Policy, and the investment results of the underlying investment options. The Policy requires an initial premium payment of at least $10,000 and, subject to certain restrictions, you may also make additional premium payments under the Policy.

Generally, we determine the death benefit amount under the Policy on the Policy Date by treating the initial premium as equal to 100% of the "guideline single premium." After the Policy Date, we determine the death benefit amount monthly based on the Account Value at that time multiplied by the applicable death benefit factor shown in the Policy. We guarantee that the initial death benefit amount will remain in force for a minimum period as long as you pay the initial premium and take no withdrawals or loans of Account Value. The initial death benefit amount is the Face Amount shown in the Policy when issued. The minimum guarantee period is the later of the 10th Contract Anniversary or the Insured's 65th birthday.


You may allocate your payments and your Policy's Account Value among twenty-nine different investment options, or to our Fixed Account. The investment options are available through our segregated asset account called Separate Account VL (the "Separate Account"). The Separate Account invests in selected portfolios of ten mutual funds (the "Funds"). The portfolios currently available under the Policy are:

  Mutual Fund                   Portfolio                       Mutual Fund                 Portfolio
-------------------------------------------------------       -------------------------------------------------------------------
  AIM Variable          .  V.I. Capital Appreciation            MFS Variable         .  Growth Series (Initial
Insurance Funds,        .  V.I. Growth                         Insurance Trust          Class shares - not available for
  Inc. ("AIM")                                                     ("MFS")              new purchases)
                                                                                     .  Growth Series (Service Class shares)
                                                                                     .  Growth with Income Series (Initial Class
                                                                                        shares - not available for new purchases)
                                                                                     .  Growth with Income Series (Service
                                                                                        Class shares)
                                                                                     .  New Discovery Series - seeks capital
                                                                                        appreciation (Initial Class shares -
                                                                                        not available for new purchases)
                                                                                     .  New Discovery Series - seeks capital
                                                                                        appreciation (Service Class shares)
-------------------------------------------------------       -------------------------------------------------------------------
 American Century       .  V.P. Value                          Lord Abbett Series    .  Growth & Income
   Variable                                                     Fund Inc. ("LA")
 Portfolios, Inc.
     ("ACS")
-------------------------------------------------------       -------------------------------------------------------------------
Deutsche Asset          .  EAFE Index                         Segliman Portfolios,   .  Communications & Information
 Management VIT         .  Equity 500 Index                           Inc.
 Funds ("DAM")          .  Small Cap Index                          ("SEL")
-------------------------------------------------------       -------------------------------------------------------------------
Federated Insurance     .  High Income Bond Fund II           Templeton Variable     .  Growth Securities
      Series            .  Prime Money Fund II                 Products Series Fund     (Class 2 shares)
      ("FIS")                                                        ("TEM")         .  International Securities
                                                                                        (Class 2 shares)
-------------------------------------------------------       -------------------------------------------------------------------
Fidelity Variable       .  Contrafund                         Variable Investors     .  Small Cap Growth
Insurance Products         seeks growth with income           Series Trust ("VIST")  .  World Equity **
Funds Insurance         .  Equity - Income                                           .  Growth
 Products ("FMR")       .  Growth Opportunities                                      .  Matrix Equity
                           (Service Class 2 shares)                                     sector weighted equities
                                                                                     .  Growth & Income
                                                                                     .  Multiple Strategies
                                                                                        stocks, bonds & cash
                                                                                     .  High Income Bond **
                                                                                     .  U.S. Government Bond
-------------------------------------------------------       -------------------------------------------------------------------
                                                                                     *  Initial Class Shares not available
                                                                                        for new purchases
                                                                                     ** Not available for new purchases
-------------------------------------------------------       -------------------------------------------------------------------

This prospectus contains information you should know before investing. Additional information about the Contract and Separate Account is in our Statement of Additional Information (the "Statement"). For a free copy, please write to our Variable Service Center or call the number shown above. The Statement, dated May 1, 2000, has been filed with the Securities and Exchange Commission and is incorporated into this prospectus by reference. The table of contents of the Statement is on page __ of this prospectus.

The Contracts are not bank deposits; are not federally insured; are not endorsed by any bank or government agency; are not guaranteed, and may be subject to loss of principal.

Neither the Securities and Exchange Commission nor any state securities commission approved or disapproved these securities or passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense. This prospectus is accompanied by the current prospectuses of the Funds. All prospectuses should be read and retained for future reference.

We have not authorized any person to give any information not contained in this prospectus (or in any sales literature we have approved.) We do not offer the Contracts everywhere, and this prospectus does not constitute an offer anywhere that it would be unlawful. In certain jurisdictions, various time periods and other terms and conditions may vary from what is described in this prospectus. Any such variations that apply to your Contract will be included in the Contract or a related rider or endorsement.

                               TABLE OF CONTENTS
                                                                           Page
                                                                           ----
DEFINITIONS
HIGHLIGHTS
FIRST VARIABLE LIFE INSURANCE COMPANY
THE SEPARATE ACCOUNT
YOUR INVESTMENT OPTIONS
THE AVAILABLE OPTIONS
TRANSFERS AMONG INVESTMENT OPTIONS
     General Requirements
     Automatic Transfer Programs
     Restrictions on Transfers
     Automatic Transfers of Small Accounts
MIXED AND SHARED FUNDING
MORE ABOUT CHARGES AND DEDUCTIONS
MONTHLY DEDUCTIONS
DAILY DEDUCTIONS
WITHDRAWAL CHARGES
FUND EXPENSES
OTHER CHARGES AND DEDUCTIONS (NOT CURRENTLY CHARGED)
ELIMINATION, REDUCTION, OR REFUND OF CHARGES AND DEDUCTIONS;
INCREASES IN BONUSES

  Group and Sponsored Arrangements
  Gender-Neutral Policies
 PURPOSES OF POLICY CHARGES
THE POLICIES
  APPLICATION AND ISSUANCE OF A POLICY
"Free Look" Right
  PREMIUMS
     Grace Period
ALLOCATION OF PREMIUMS
TELEPHONE TRANSACTIONS
POLICY BENEFITS AND VALUES
DEATH BENEFIT
     DEATH BENEFIT AMOUNT
     Face Amount and Guideline Single Premium
Face Amount and Additional Premium Payments
ADDITIONAL BENEFIT RIDER
DETERMINATION OF ACCOUNT VALUE
POLICY LOANS
     Preferred Loan Amounts
     Immediate Loan Repayment

SURRENDER AND WITHDRAWALS
     Surrender
     Withdrawals
MATURITY PROCEEDS
LAPSE AND REINSTATEMENT
PAYMENT OF PROCEEDS
TAX WITHHOLDING
PAYOUT OPTIONS

Annuitization Bonus
Option A - Life Annuity
Option B - Life Annuity with Period Certain of 120 Months
Option C - Fixed Payments for A Period Certain
Option D - Death Benefit Proceeds Remaining With Us
     Tax Impact

RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY
OTHER PROVISIONS OF THE POLICY
  SUICIDE EXCLUSION
  REPRESENTATIONS AND CONTESTABILITY
MISSTATEMENT OF AGE OR SEX
  OWNER AND BENEFICIARY

Beneficiary
Changes and Assignments
  ASSIGNMENTS
  REPORTS AND RECORDS
  VOTING RIGHTS
  SUSPENSION OF PAYMENTS AND TRANSFERS
  NONPARTICIPATION IN OUR DIVIDENDS
DISTRIBUTION AND OTHER AGREEMENTS
OUR MANAGEMENT
FEDERAL TAX MATTERS
  GENERAL
  OUR TAXATION
  INCOME TAX TREATMENT OF POLICY BENEFITS
     Life Insurance
     Acceleration of Death Benefits Rider
     Modified Endowment Contracts
     Other Tax Effects of Policy Changes
    Taxation of Pre-Death Distributions from a Policy that is a Modified
     Endowment Contract
   Taxation of Pre-Death Distributions from a Policy that is not a Modified
    Endowment Contract ("MEC")
  DIVERSIFICATION REQUIREMENTS
ADVERTISING PRACTICES
LEGAL MATTERS
  STATE REGULATION
  LEGAL PROCEEDINGS
  COUNSEL
EXPERTS
REGISTRATION STATEMENT
YEAR 2000 ISSUES


APPENDICES

APPENDIX A:  ANNUAL RATES OF RETURN FOR THE SEPARATE ACCOUNT
             INVESTMENT OPTIONS
APPENDIX B:  ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES,
             CASH SURRENDER VALUES AND ACCUMULATED VALUE OF
             PREMIUMS

APPENDIX C:  FINANCIAL STATEMENTS

                                  DEFINITIONS

Business Day - Each day the New York Stock Exchange is open for regular trading, The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Business Day ends at the close of regular trading for the day on the exchange, which usually is 4:00 p.m. Eastern time.

Insured - The person whose life is insured under the Policy.

Age - The attained age of the Insured on the date for which age is determined.

Policy Anniversary - An anniversary of the Policy Date.

Policy Date - The date the Policy takes effect, as shown on the Owner's Policy data page. Policy Months and Policy Years are measured from this date.

Policy Month - Each one-month period beginning on the Policy Date and generally on the same day of each month after that.

Policy Quarter - One quarter of a Policy Year. The first Policy Quarter begins on the Policy Date and ends on the last Business Day of the third Policy Month.

Policy Year - Each 12-month period beginning on the Policy Date.

Premium Rate Class - An insurance underwriting risk category that is used to determine certain benefits and charges under a Policy. For example, the initial premium and cost of insurance charges will vary by the premium rate class assigned the Insured. On the date of this prospectus, we use Smoker and Non-Smoker premium rate classes that will differ based on the sex of the Insured. These classes are further sub-divided into "standard" and "substandard" insurance classes. Charges are generally higher for substandard insurance classes.

                                   HIGHLIGHTS

These highlights discuss certain important aspects of the Policy. The rest of this prospectus explains these and other aspects in greater detail. You should be sure to read the prospectus and the prospectuses of the Funds for more complete information.

How do investment results affect a Policy?

You invest the Account Value under your Policy in one or more of the investment options we offer. Your Account Value increases or decreases by the amount of any positive or negative return it earns in those options. Your Account Value also will decrease by the amount of all charges and deductions we make under your Policy. The Death Benefit we pay under your Policy when the Insured dies can also vary as a result of the investment results achieved for your Account Value.

Account Value invested in our Separate Account investment options is not guaranteed, and you bear the entire investment risk under those options. Account Value allocated to our Fixed Account, however, is provided with our guarantees of principal and a minimum 3% rate of interest on an annual basis. (Similar guarantees apply to an amount of your Account Value that equals any Policy loans that you take out.)

How much can I (or must I) invest in a Policy?

You must pay the initial premium specified in the Policy for it to take effect. Payment of the initial premium specified in the Policy guarantees that the Policy will remain in force, unless you take a withdrawal or loan (including transfers of loans) of Account Value, for a minimum guarantee period. The minimum period is the later of the 10th Contract Anniversary or the Insured's 65th birthday.

The Policy is primarily intended to be a single premium Policy, but permits additional premium payments to be paid under limited circumstances. For example, additional premiums may be paid to keep the Policy in force after the minimum guarantee period, or for an amount limited to the lesser of 5% of the initial premium or $5,000. We will not permit you to pay so much premium that your Policy would fail to meet the definitions of a life insurance contract under the Internal Revenue Code ("Code").

Will I have access to my Account Value?

You may borrow up to 90% of your Policy's Cash Surrender Value, subject to certain limitations. (Cash Surrender Value is your Account Value less any loan, less any accrued loan interest, and less any applicable Surrender Charges.) You may surrender (i.e., cancel) your Policy at any time and we will pay you the Cash Surrender Value. Subject to certain limits, you also may make a partial withdrawal of your Cash Surrender Value. Withdrawals will, however, cause a reduction in your Policy's death benefit amount.

What general income tax consequences will I have from owning a Policy?

The Policy is generally designed to be a "modified endowment contract" for federal income tax purposes. Under current federal income tax law, any pre-death distributions from a modified endowment contract, or "MEC," including loans, assignments, partial withdrawals and surrenders, will be included in your taxable income on an income first basis, and a 10% penalty tax will be imposed on any such income distributed before you attain age 59-1/2.

Under current federal tax law, you generally do not pay income tax on increases in your Account Value unless and until there is a distribution. A complete surrender of the Policy will, and a partial withdrawal may, be included in your gross income to the extent that the distribution exceeds your investment in the Policy. Additional amounts may be taxable if a partial surrender during the first 15 Policy Years results in or is necessitated by a reduction in benefits.

Death Benefit Proceeds paid to the Beneficiary under the Policy are generally not subject to federal income tax.

Please review the FEDERAL TAX MATTERS section of this prospectus for additional information. We may make any change in a Policy or take any other action in order to comply with applicable state and federal law, including all tax law requirements for treatment as life insurance.

How much do we pay the Policy's Beneficiary when the Insured person dies?

Upon the death of the Insured, we will pay the Death Benefit Proceeds to the Beneficiary. The Death Benefit Proceeds are:
 .  the current death benefit amount,
 . minus any outstanding Policy loans and interest thereon, and . minus any due and unpaid monthly deductions and charges under your Policy.
The Beneficiary may receive the proceeds in a lump sum or in the form of one of our annuity payout options.

What are the charges and deductions under a Policy?

The Policy is subject to the following charges and deductions:

Monthly Deductions - composed of the following:
 .  administrative charge - at an annualized rate of .40% of Account Value;
 .  maintenance fee - $2.50 if Account Value is less than $100,000;
 . cost of insurance - at an annualized rate of .40% of Account Value for the first 10 Contract Years and then at an annualized rate of .55% of Account Value, based on the Company's current scale, which is not guaranteed; and
 .  distribution, premium tax and federal tax charges for the first ten Contract
   Years, at an annualized rate of .65% of Account Value (.20% on an annual basis for distribution expenses; .25% on an annual basis for premium tax expenses; and .20% on an annual basis for federal tax expense).

Daily Deductions - the charge currently equals an annual rate of 0.90% (which we may increase to not more than 1.20%) of the daily net assets in each Separate Account Investment Option.

Withdrawal Charge - will be assessed during the first 9 Policy Years upon withdrawals of Account Value, or if the Account Value is applied to an optional annuity payment option. The withdrawal charge decreases from 9.75% of premiums to 0% at the end of the ninth Contract Year. It is composed of a Sales Charge of up to 7.5% of premium(s) and an Unreimbursed Premium Tax Charge of up to 2.25% of premiums No Withdrawal Charges will be taken on a partial withdrawal in any Contract Year unless the amount withdrawn exceeds the annual Free Withdrawal Amount. The annual Free Withdrawal Amount is equal to 15% of the premium payment(s) that have been made. (These 15% withdrawals do not reduce premium payments for purposes of computing the Withdrawal Charges.)

Fund Expenses - we purchase shares of the Portfolios of the Funds at net asset value, which reflects investment management fees, other operating expenses and any expense reimbursement paid by an investment adviser to the applicable Portfolio. Accordingly, these expenses reduce the return you earn in our related variable investment options. The total annual expenses of the Portfolios as a percentage of average net assets for the year ended December 31, 1999 were:

             Annual Fund Expenses After Expense Reimbursements

                                               Management      12b-1    Other Operating      Total
          Mutual Fund Portfolio                   Fees         Fees         Expenses         Expenses*
          ---------------------                -----------    ------    ---------------     ---------
AIM V.I. Capital Appreciation                     0.62%       0.00%           0.11%            0.73%
AIM V.I. Growth                                   0.63%       0.00%           0.10%            0.73%
ACS V.P. Value                                    1.00%       0.00%           0.00%            1.00%
DAM EAFE Index                                    0.45%       0.00%           0.20%            0.65%
DAM Small Cap Index                               0.35%       0.00%           0.10%            0.45%
DAM Equity 500 Index                              0.20%       0.00%           0.10%            0.30%
FIS High Income Bond Fund II                      0.60%       0.00%           0.19%            0.79%
FIS Prime Money Fund II                           0.50%       0.00%           0.23%            0.73%
FMR Contrafund (Service Class 2)                  0.58%       0.25%           0.12%            0.95%
FMR Equity - Income (Service Class 2)             0.48%       0.25%           0.10%            0.83%
FMR Growth Opportunities (Service Class 2)        0.58%       0.25%           0.13%            0.96%
LA Growth & Income                                0.50%       0.00%           0.37%            0.87%
MFS New Discovery Series (Initial Class)          0.90%       0.00%           0.27%            1.17%
MFS New Discovery Series (Service Class)          0.90%       0.20%           0.17%            1.27%
MFS Growth Series (Initial Class)                 0.75%       0.00%           0.26%            1.01%
MFS Growth Series (Service Class)                 0.75%       0.20%           0.16%            1.11%
MFS Growth with Income Series (Initial
 Class)                                           0.75%       0.00%           0.13%            0.88%
MFS Growth with Income Series (Service
 Class)                                           0.75%       0.20%           0.13%            1.08%
SEL Communications & Information                  0.75%       0.25%           0.11%            1.11%
TEM International (Class 2)                       0.69%       0.25%           0.19%            1.13%
TEM Growth Securities (Class 2)                   0.83%       0.25%           0.05%            1.13%
VIST Small Cap Growth                             0.85%       0.00%           0.50%            1.35%
VIST World Equity                                 0.70%       0.00%           0.50%            1.20%
VIST Growth                                       0.70%       0.00%           0.32%            1.02%
VIST Matrix Equity                                0.65%       0.00%           0.50%            1.15%
VIST Growth & Income                              0.75%       0.00%           0.50%            1.25%
VIST Multiple Strategies                          0.70%       0.00%           0.40%            1.10%
VIST High Income Bond                             0.70%       0.00%           0.50%            1.20%
VIST U.S. Government Bond                         0.60%       0.00%           0.25%            0.85%

"Total Expenses" for the Portfolios before reimbursement by the relevant Fund's investment advisor, for the period ended December 31, 1999, were as follows:
0.43% for the DAM Equity 500 Index Portfolio; 1.18% for the DAM Small Cap Index Portfolio; 1.15% for the DAM EAFE Index Portfolio; 2.49% for the MFS New Discovery Series - Initial Class; 2.69% for the MFS New Discovery Series - Service Class; 1.47% for the MFS Growth Series - Initial Class; 1.66% for the MFS Growth Series - Service Class; 1.68% for the VIST Small Cap Growth Portfolio; 1.57% for the VIST World Equity Portfolio; 1.27% for the VIST Matrix Equity Portfolio; 1.26% for the VIST Growth & Income Portfolio; 1.50% for the VIST High Income Bond Portfolio; 1.39% for the VIST U.S. Government Bond Portfolio of average daily net assets.

The purpose of this Table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The Table reflects charges and expenses of the Separate Account as well as the Funds. For additional information, see "MORE ABOUT CHARGES AND DEDUCTIONS" on page ____ and the Funds prospectuses that accompany this prospectus.

Other Expenses - we also have the right to begin making the following additional charges under the Policies (which we have decided not to impose for now):

Transaction Fees - currently none, guaranteed not to exceed $10 for each transfer among Investment Options that you make in excess of twelve transfers per Policy Year.

Tax Charge - currently none, but we reserve the right to impose charges for other taxes that may be payable and are attributable to the Policies in the future.


                     FIRST VARIABLE LIFE INSURANCE COMPANY

We are a stock life insurance company that was organized under Arkansas law in 1968. We engage principally in the business of variable life insurance, variable annuities, and fixed annuities. We hold licenses to sell insurance in 49 states, the District of Columbia and the U.S. Virgin Islands. ILona Financial Group, Inc. ("ILona"), formerly known as Irish Life of North America, Inc., owns all of our outstanding stock, and Irish Life & Permanent plc. ("Irish Life & Permanent"), in turn, owns all of ILona. Irish Life & Permanent is a leading life and financial services group in Ireland with total assets of over $27 billion at May 1, 2000.

We have an A (Excellent) rating from A.M. Best Company, an independent firm that analyzes insurance carriers. We also have an A+ rating from Standard and Poor's and an AA- rating from Duff & Phelps Credit Rating Co. on claims paying ability. These ratings only reflect the opinion of the rating company on our relative financial strength, and on our ability to satisfy our obligations under the Policies. The ratings do not reflect the investment performance of the Separate Account, or the degree of risk associated with an investment in the Separate Account.

                              THE SEPARATE ACCOUNT

We authorized the establishment of Separate Account VL (the "Separate Account) under Arkansas law on March 6, 1987; and we have registered the Separate Account with the Securities and Exchange Commission ("SEC") as a unit investment trust-type investment company.

The Separate Account's assets belong to us. However, our other creditors could reach only the amount (if any) in the Separate Account that exceeds the current value of our obligations to policyholders who have chosen a Separate Account investment option.

The Separate Account has several different investment options within it. We invest the assets allocated to each investment option in one Portfolio of the Funds.

We may add other investment options to the Policies that, in turn, may be invested in other Portfolios of the Funds, or in portfolios of other mutual funds. We may restrict these other investment options to customers of specified distributors.

Performance Information

Appendix A to this prospectus sets out the performance record of each portfolio that you can select as an investment option.


                            YOUR INVESTMENT OPTIONS

The Available Options

You may allocate your premium payments and existing Account Value to one or more of our Separate Account investment options and/or to our Fixed Account. The currently available Portfolios for our Separate Account investment options are listed on the cover page of this prospectus. More information, including a discussion of potential risks, appears in the current prospectuses for the Funds, which accompany this prospectus. (The prospectuses for the Funds may also describe other portfolios that are not available under a Policy.) You should read this prospectus and the prospectuses for the Funds carefully before investing in any Separate Account investment option.

The investment objectives and policies of certain Separate Account investment options are similar to the investment objectives and policies of other mutual funds that the investment advisers manage. Although the objectives and policies may be similar, the investment results of the Separate Account investment options may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, than the investment results of similar funds will compare even though the funds have the same advisers.

We may enter into certain arrangements under which we are reimbursed by the Portfolios' advisers, distributors and/or affiliates for the administrative services which we provide to the Portfolios.

We do not guarantee that continued purchase of Portfolio shares will remain appropriate in view of the purposes of the Separate Account. If shares of a Portfolio are no longer available for investment by the Separate Account or if, in our judgment, further investment in the shares should become inappropriate or inadvisable in view of the purpose of the Policies, we may substitute shares of another portfolio or investment vehicle for shares already purchased or to be purchased in the future. We also may, in our discretion, remove Portfolios for transfers or new investments. No substitution of securities may take place without prior approval of the SEC, to the extent required, and in compliance with requirements the SEC may impose.

We may also combine separate account investment options or operate them in any form permitted by law, including a form that allows them to make direct investments.

This prospectus generally describes only the Policy and Separate Account investment options. Because of certain exemptions, interests in our Fixed Account are not registered under the securities laws, nor have we registered the Fixed Account as an investment company. Accordingly, the protections of the federal securities laws do not apply to our Fixed Account. We will credit your Account Values in the Fixed Account with at least a minimum effective rate of interest per year. We may credit additional amounts of "current" interest in our sole discretion. New premium payments and transfers from the Separate Account or Loan Account to the Fixed Account may each receive different current interest rate(s) than the current interest rate(s) credited to Account Value that has been previously invested in the Fixed Account. We determine current interest rates in advance, and credit interest daily to your Account Value in the Fixed Account.

Transfers Among Investment Options

General Requirements. You may transfer Account Value among investment options by written request or telephone. The minimum amount you may transfer is the lesser of (a) $1,000 or (b) your entire interest in the applicable investment option. You should mail, fax or express written transfer requests to our Variable Service Center shown on the front cover of this prospectus. You can also request a transfer by phoning 1-800-228-1035.

Transfer requests must clearly specify the amount to be transferred and the investment options affected. All transfer requests made at the same time for Separate Account investment options will be treated as a single request. The transfer will be effective at the prices we next compute after we receive the transfer request at our Variable Service Center.

You may transfer Account Value from the Fixed Account to other investment options only by request within 30 days of a Policy Anniversary, and you may not transfer the entire Account Value in the Fixed Account in less than 4 Policy Years. For example, transfers from the Fixed Account during the first Policy Year cannot total more than 25% of the Fixed Account Value on the Policy Date.

After the first Policy Year, your transfers from the Fixed Account during a Policy Year may not exceed the greater of:

 .  25% of your Fixed Account Value on the immediately preceding Policy
   Anniversary; or

 . 100% of your Fixed Account Value transferred to other investment options during the immediately preceding Policy Year.

We can impose a transaction fee if you make more than 12 "free" transfers in a Policy Year, but currently, do not do so.

Automatic Transfer Programs - You can participate in automatic transfer arrangements, including dollar cost averaging and asset rebalancing programs. You initiate these programs by making a written or telephone request to our Variable Service Center shown on the front cover of this prospectus. We make the automatic transfers on the last business day of whichever of the following intervals you request: quarterly, semi-annually, annually, monthly (for dollar cost averaging only), or at any other interval that we approve. You may request us to cease automatic transfers at any time.

Automatic transfers from the Fixed Account are subject to the restrictions described above in General Requirements (except that, for dollar cost averaging only, you can transfer up to 100% of your Fixed Account Value within one Policy Year if you have selected the monthly interval.) Automatic transfers are not subject to any transaction fee and do not count toward the number of "free" transfers. We currently do not charge you for an automatic transaction program, or impose a transfer fee, although we reserve the right to do so in the future.

The dollar cost averaging program permits transfers from the FIS Prime Money Fund II investment option or the Fixed Account to other Separate Account investment options on a regularly scheduled basis. Such systematic transfers may prevent investing too much when the price of securities is high or too little when the price is low. There is no guarantee of this, however. Also, since systematic transfers, such as dollar cost averaging, involve continuous investment regardless of fluctuating price levels, you should consider your ability to continue purchases through all phases of the market cycle.

The minimum amount, for each dollar cost averaging transfer, is $100. You must have $1,200 of Account Value in the Prime Money Fund II investment option or the Fixed Account, as applicable, before a "dollar cost averaging" program may begin.

The asset rebalancing program enables you to select the percentage levels of Account Value you wish to maintain in particular investment options. At the intervals you select, we will automatically rebalance your Account Value to maintain the indicated percentages by transfers among the investment options. You must include all of your Account Value allocated to the Separate Account investment options in any asset rebalancing program.


Other investment programs, such as systematic transfers and systematic withdrawals, or other transfers or withdrawals may not work well in concert with the asset rebalancing program. Therefore, you should monitor your use of these programs while the asset rebalancing program is being used. Currently, dollar cost averaging and automatic account rebalancing may not be in effect simultaneously.

Restrictions on Transfers. Generally, you may make an unlimited number of transfers in any Policy Year. Frequent requests to transfer, however, may have a detrimental effect on the value of Portfolio shares values held in the Separate Account. We may therefore limit the number of permitted transfers in any Policy Year, or refuse to honor any transfer request for an owner or a group of owners, if:

 . the purchase or redemption of shares of one or more of the Portfolios is to be restricted because of excessive trading; or

 . a specific transfer or group of transfers is deemed to have a detrimental effect on Policy Account Value or Portfolio share prices.

We may also at any time suspend or cancel acceptance of third party transfer requests on behalf of a Policyowner; or restrict the Investment Options that will be available for such transfers. Notice will be provided to the third party in advance of the restrictions. We will not impose any restrictions, however, if we have received satisfactory evidence that:

 . you have appointed the third party to act on your behalf for all financial affairs; or

 . a court of competent jurisdiction has appointed the third party to act on your behalf.

We also reserve the right at any time and without prior notice to otherwise modify, suspend or terminate the transfer privileges.

Automatic Transfers of Small Accounts. We reserve the right, subject to any applicable law, to transfer Account Value from any investment option if less than $250, to the investment option with the greatest Account Value.

Mixed and Shared Funding

We buy shares of the Funds for the Separate Account in connection with the Policies, and for allocation to separate accounts funding variable annuity policies and other variable life insurance policies issued by us. The Funds offer shares to other insurance companies and to other separate accounts, either affiliated or unaffiliated with us, for the same purpose. In the future, it may conceivably become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in one or more of the Funds' Portfolios simultaneously, if the interests of variable life insurance and variable annuity policy owners differ. The boards of trustees of the Funds investing in those Portfolios intend to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, they or the insurance companies should take in response.

                       MORE ABOUT CHARGES AND DEDUCTIONS

Monthly Deductions

On the first day of each Policy Month we make a Monthly Deduction from each Policy's Account Value. We make the deduction from your investment options in proportion to the amount of your Account Value in each (i.e., on a "pro-rata basis") or by any other method you select and we approve.

For example, we will permit you to have deductions first taken from one or more preselected investment options. You may also request deductions to first be taken from the investment option that has the best investment performance over the prior Policy Month.

The Monthly Deductions include the following charges:

Maintenance Fee. The monthly maintenance fee is $2.50 for a Contract with less than $100,000 in Account Value and helps compensate us for our expenses in administering the Policies.

Cost of Insurance. This is a charge for the cost of providing life insurance coverage for the Insured. This charge is guaranteed not to exceed the maximum cost of insurance charge determined on the basis of the mortality table guaranteed in the Contract, calculated, for standard risk Insureds, using the 1980 Commissioner's Standard Ordinary Mortality tables, Age Last Birthday ("1980 CSO"). These mortality tables are sex distinct and the guaranteed cost of insurance charge may vary by the attained age, sex and underwriting class of the Insured. The maximum cost of insurance charge for substandard risk Insureds are based on multiples or additives to the guaranteed standard rates established by the 1980 CSO.

Currently, a cost of insurance charge is taken that is not more than the maximum cost of insurance charge where an Insured is determined by the Company to be a standard nonsmoker underwriting risk. This monthly charge is equal to an effective annual rate of 0.40% of Account Value and is not guaranteed. For Contract Years 11 and later, this monthly charge is anticipated to be increased to an annual effective rate of 0.55% of Account Value.

Other Monthly Charges. We calculate these charges as a percentage of your Policy's net assets in each investment option. An Administrative Charge is made at an effective rate that is equal, on an annual basis, to 0.40% of Account Value to help compensate us for our expenses in administering the Policies and the Separate Account. A Distribution Charge is made during the first 10 Policy Years at an effective rate that is equal, on an annual basis, to 0.20% of Account Value. A Premium Tax Charge is made during the first 10 Policy Years at an effective rate that is equal, on an annual basis, to 0.25% of Account Value. (This charge is made to offset the average premium tax we expect to pay to various states and local jurisdictions, although it will not necessarily equal the premium taxes we paid with respect to a particular Policy.) A Federal Tax Charge is made at an effective rate that is equal, on an annual basis, to 0.20% of Account Value during the first 10 Policy Years to help compensate us for the increase in our federal tax liability from the application of Section 848 of the Code.

Daily Deductions

Each Business Day, we deduct a mortality and expense risk charge that we calculate as a percentage of your Policy's net assets in each Separate Account investment option. The charge is currently 0.90%, on an annual basis. This charge helps compensate us for assuming mortality and expense risks under the Policies.

Withdrawal Charges

During the first 9 Policy Years, we may assess a withdrawal charge if you surrender your Policy, withdraw Account Value, or apply Account Value to an optional annuity payment option.
The withdrawal charge consists of two separate components, one for a sales charge and one for an unreimbursed premium tax charge, that are stated separately in your Policy. Overall, we determine the withdrawal charge by applying the percentages shown in the table below to the purchase payments we deem withdrawn, surrendered or applied to an optional annuity payment. Purchase payments are deemed withdrawn or surrendered in the order in which they are made. We take withdrawal charges from your investment options on a pro-rata basis, or by any other method you select and we approve.

---------------------------------------------------------
 Withdrawal Charge - as a percentage of purchase
 payments:
   Policy Year 1                                   9.75%
   Policy Year 2                                    9.5%
   Policy Year 3                                      9%
   Policy Year 4                                      8%
   Policy Year 5                                      7%
   Policy Year 6                                      6%
   Policy Year 7                                      5%
   Policy Year 8                                      4%
   Policy Year 9                                      3%
   Policy Year 10+                                  NONE
---------------------------------------------------------

Free Withdrawal Amount. We will not assess a withdrawal charge on a withdrawal of Account Value until the amount withdrawn for that Policy Year exceeds a "free withdrawal amount" equal to 15% of your purchase payments, less amounts taken as loans that year.

The 15% withdrawals do not reduce purchase payments for purposes of computing the withdrawal charge. The charge will continue to apply to the amount withdrawn or surrendered during any of the first 9 Policy Years that exceeds 15% of Purchase Payments. The unused portion of the "free withdrawal amount" for one Contract Year does not carry over to the next Contract Year.

The free withdrawal amount is not available withdrawal requests that would result in less than $1,000 of remaining Account Value.

Waiver of Withdrawal Charges. We will waive the withdrawal charges:

 . after the first Contract Year and subject to state availability, if the Insured or the Insured's spouse is confined in an approved nursing home for 90 days;

 .  if any Death Benefits are paid; or

 . if the Account Value is applied after five Contract Years to an optional annuity payment option.

To qualify for a waiver of the Withdrawal Charges based upon confinement in a qualified nursing home, the Insured or the Insured's spouse must never have been confined in a qualifying nursing home on or before the date your application for the Policy was signed. We may require evidence satisfactory to us for any of these conditions. You should review your Policy carefully for a complete description of these waivers.

Fund Expenses

Our Separate Account purchases shares of the Portfolios of the Funds at net asset value, which reflects investment management fees, other operating expenses and any expense reimbursement paid by an investment adviser to the applicable Portfolio. (See "Highlights -- Fund Expenses.")

Other Charges and Deductions (Not Currently Charged)

We do not currently make the charges referred to after the caption "Tax Charge" in the "Highlights" segment of this prospectus. We reserve the right to do so, however.

Special Service Fees. We do not charge you for special services, such as additional reports, dollar cost averaging, and asset rebalancing. Although we do not currently intend to do so, we reserve the right to charge you for these special services.

Elimination, Reduction or Refund of Charges and Deductions; Increases in Bonuses

We may eliminate, reduce, or refund any charges and deductions on a Policy when sales of Policies are made to certain individuals or to group and sponsored arrangements. We will do this when we expect savings of sales, administration or other expenses, or in a reduction in the level of risks we expect to assume under the Policies. (This prospectus describes such groups under "Group and Sponsored Arrangements" below.) We determine any such adjustment to charges and deductions after examination of relevant factors such as:

 . the size and type of group, because large numbers of Policies tend to lower our per-Policy expenses;

 . the total amount of premium payments to be received, because certain expenses tend to be a smaller percentage of larger premium payments;

 . any prior or existing relationship we have with the purchaser, because of the likelihood of reduced marketing and implementation expenses;

 . other circumstances, of which we are not presently aware, which could result in reduced expenses; and

 . after a Policy is issued, if we anticipate expenses for later Policy Years that are lower than initially projected.

We also may eliminate, reduce or refund charges and deductions when we issue a Policy to an officer, director, employee or agent of ours or any of our affiliates. We do not, however, guarantee any adjustment in charges and deductions, and any adjustment may vary by group.

All adjustments will be made under our uniform administrative rules then in effect. In no event will adjustments to charges, or deductions be permitted if the adjustment would be unfairly discriminatory to any person.

Group and Sponsored Arrangements. Group arrangements include those in which a trustee, employer, association or similar entity purchases individual Policies covering a group of individuals on a group basis. An example of such an arrangement is a non-tax qualified deferred compensation plan. Sponsored arrangements include those in which an employer, an association or similar entity permits the Company to offer Policies to its employees or members on an individual basis.


Gender-Neutral Policies. In 1983, the United States Supreme Court decided in Arizona Governing Committee v. Norris that certain insurance contracts may not be used to fund certain employee benefit programs where the contracts provided values and benefits that varied with the gender of the insured person. We may therefore offer Policies that do not vary by gender for use in connection with certain employee benefit programs. We recommend that any employer proposing to offer the Policies to employees under a group or sponsored arrangement consult its attorney before doing so.

We may also offer the Policy with provisions and charges that are gender neutral in states where required, and where the "unisex" version of the Policy has been approved. Currently, the State of Montana prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits.

Purposes of Policy Charges

We have designed the charges under the Policies to cover, on the whole, our direct and indirect costs of selling, administering and providing benefits under the Policies. These charges are also designed, on a whole to compensate us for the risks we assume under the Policies. These include mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay); investment risks (such as the risk that adverse investment performance will make it more costly for us to provide the transfer rights under the Policies or reduce the amount of our asset-based fee revenues below what we anticipate); sales risks (such as the risk that we sell fewer Policies and receive lower net revenue than we expect, thereby depriving us of expected economies of scale); regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and expense risks (such as the risk that the costs of administrative services that we must provide will exceed what we currently project).

If, as expected, the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We have set the current and maximum rates of certain of our charges with reference to estimates of the amount of specific types of expenses or risks that we will incur. In some cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, distribution charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, or that we may not also be compensated for such expense or risk out of any other charges we may deduct under the terms of the Policies.

                                 THE POLICIES

Application and Issuance of a Policy

If you wish to purchase a Policy, you must submit an application to our Variable Service Center. You select:

 . The initial premium you intend to pay; and . The initial death benefit ("Face Amount") of the Policy; and . The investment options to which we will allocate your premium.

We will review an application under our underwriting rules, and we may request additional information or reject the application. Applicants between the ages of 0 and 80 are eligible for simplified underwriting without a medical examination under our current underwriting rules, which are subject to change. We generally will not issue Policies to insure persons older than age 85; nor will we generally issue Policies to employee benefit plans qualified under Section 401 of the Internal Revenue Code. If we decline an application, we will refund any premium payment made.

If we issue the Policy, Monthly Deductions will begin as of the Policy Date. If you make a premium payment with the application, the Policy Date generally will be the date we approve the application. If you instead pay the initial premium upon delivery of the Policy, the Policy Date generally will be five days after we issue the Policy.

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. In that case, even though Monthly Deductions begin earlier, backdating may be advantageous, for example, to obtain a lower cost of insurance rate, based on a lower Age of the insured person.

"Free Look Right." You have the right to review your Policy during an initial inspection period specified in the Policy and, if dissatisfied, to return it to us or to the agent through whom you purchased it. We will refund the Account Value, any Monthly Deductions, and any other charge we assessed on a Policy that is returned during the permitted period, unless a different amount is required by state law. The "free look" period is typically 10 days from your receipt of a Policy, but may be greater depending on state requirements.

Premiums

The Policy is designed for a large single premium (minimum $10,000) to be paid by you on or before the Policy Date, with a limited ability to make additional premium payments. Additional premium payments under the Policy are permitted under the following circumstances:

 .  an additional premium payment is required to keep the Policy in force after the minimum guarantee period; or
 . an additional premium is paid equal to the lesser of 5% of the initial premium or $5,000.

We may require that any Policy loans be repaid prior to accepting any additional premium payments, and require evidence of insurability on the Insured before accepting an additional premium in excess of the permitted amounts.

The minimum death benefit guarantee period begins on the Policy Date and ends on the earliest of:

 .  the 10th Policy Anniversary;
 .  the Insured's Age 65;
 . the date you first make a withdrawal of Account Value; or . the date you first take a Policy loan including a transferred loan (There is no minimum death benefit guarantee period if your Policy is issued subject to a Policy loan.)

Grace Period. After the end of your Policy's minimum guarantee period, your Policy will enter a grace period on the first Business Day of any Policy Month on which your Policy Cash Surrender Value will not cover the current Monthly Deduction and accrued interest on any Policy loans you have taken.

The grace period runs for 61 days from the applicable Business Day. We will send you a notice at your last known address which will show the amount necessary to cover the Monthly Deduction(s) due plus an amount equal to three times the current Monthly Deduction. If you do not pay at least this amount by the end of the grace period, your Policy will end without value.

Allocation of Premiums

General. We allocate the premium payments you make (after any deductions) to the investment options you select. We use "Accumulation Units" to keep track of your interest in any Separate Account investment option you select. We determine the number of Accumulation Units credited to a Policy by dividing the amount allocated a Separate Account investment option by the value of the applicable Accumulation Unit next determined after receipt of your premium payment. We calculate Accumulation Unit Values as of the end of each Business Day. Premium payments allocated to the Fixed Account are credited in dollars. Premium payments are generally allocated to the Separate Accounts or the Fixed Account as of the later of the Policy Date or the date we receive your premium.

Delayed Investment Allocation Date. We reserve the right to allocate premium payments to the FIS Prime Money Fund II investment option for an investment delay period before they will be invested (together with any investment gain) in any other investment option(s) you designate. In that case, we would reallocate your Account Value to the investment options you have selected at the end of your Policy's "free look" period. We would measure the investment delay period from the date your Policy is issued from our Variable Service Center and would include up to 5 extra days in addition to the applicable "free look" inspection period to provide time for mail or other delivery of the Policy to you.

If we elect to delay your investment allocation date, your Policy will contain a provision to that effect.

Telephone Transactions

You may initiate various transactions by calling 1-800-845-0.89. These are: transfers of Account Value, notification of a change in your address, change of premium allocations among investment options, partial withdrawal requests, Policy loans and systematic withdrawals. You may authorize your representative to make these calls on your behalf.

You may also call 1-800-59-FUNDS for current Accumulation Unit values, current Account Value, and for telephone transfers of Account Value.

If you own a Policy jointly with another owner, unless both owners have advised us to the contrary, we will accept instructions from either one of the joint owners.

We will use reasonable procedures (such as requiring identifying information from the caller, tape recording the telephone instructions, and providing written confirmation of the transaction) in order to authenticate instructions communicated by telephone. You will be responsible for any telephone instructions we reasonably believe to be genuine. Therefore, you will bear any losses arising from any errors in the communication of instructions. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable to you for any losses due to dishonored or fraudulent instructions. We may modify or terminate our procedures for telephone transactions at any time.

                          POLICY BENEFITS AND VALUES

Death Benefit

If we receive proof that the Insured died while the Policy was in force, we will pay the Death Benefit Proceeds to the Beneficiary. You may elect for the Death Benefit Proceeds to be paid in a single sum or under one of our other Payout Options before the death of the Insured. If no such election is in effect at the death of the Insured, the Beneficiary may make the election during a 60-day period following our receipt of proof of death. We will hold up payment of the Death Benefit Proceeds in the meantime.

Death Benefit Amount

The death benefit amount under a Policy is the greater of:

 .  the Face Amount or
 .  the Account Value times the applicable percentage shown in the Minimum Death
   Benefit table on the next page.

The initial death benefit amount on the Policy Date is generally equal to the Face Amount. The death benefit amount is reviewed each Policy Month, based on the Account Value at the beginning of that Policy Month. We determine the final death benefit amount on the date we receive proof of the Insured's death.

-----------------------------------------------------------
                   MINIMUM DEATH BENEFIT
-----------------------------------------------------------
   Age        Percentage of        Age        Percentage of
              Account Value                   Account Value
-----------------------------------------------------------
40 or less         250
   41              243             61              128
   42              236             62              126
   43              229             63              124
   44              222             64              122
   45              215             65              120

   46              209             66              119
   47              203             67              118
   48              197             68              117
   49              191             69              116
   50              185             70              115

   51              178             71              113
   52              171             72              111
   53              164             73              109
   54              157             74              107
   55              150            75-90            105

   56              146             91              104
   57              142             92              103
   58              138             93              102
   59              134             94              101
   60              130         95 or older         100
-----------------------------------------------------------

Face Amount and Guideline Single Premium - The Face Amount on the Policy Date is determined by treating the initial premium as a "guideline single premium." The "guideline single premium" is an amount necessary to keep the Policy in force until the Maturity Date, using the Policy's guaranteed charges, and assuming a 6% net investment return and other assumptions and calculations required by the Code for a Policy to qualify as life insurance contract under what is commonly referred to as the "guideline premium test." The "guideline single premium" will vary by the Insured's age on the Policy Date, sex and underwriting risk class. This will generally result in the same initial premium providing a Face Amount that is higher for non-smokers than smokers, and a higher Face Amount for females than for males.

Face Amount and Additional Premium Payments. Additional premium payments may result in an increase in Death Benefit by an amount sufficient to permit a Policy to remain within the definition of a "life insurance contract" under Code section 7702. We may require additional evidence of the insurability of the Insured before accepting the additional payments.

Additional Benefit Rider

Subject to regulatory approval in your local area, an Acceleration of Death Benefit Rider is included in a Policy. The rider permits you to receive an advance of the Death Benefit when the Insured person has a terminal illness with a life expectancy of less than 12 months (all as defined in the rider).

We compute the maximum amount of advance under a formula set forth in the rider. In no event will we advance more that $50,000, however. Amounts advanced under the rider generally will be considered Death Benefits for federal income tax purposes. (See "Federal Tax Matters - Income Tax Treatment of Policy Benefits.") We do not charge for this rider. For more complete information about the rider and its availability, you should consult your sales representative or request a copy of the form of the rider.

Determination of Account Value

Your Account Value under a Policy includes its value in the Separate Account, in the Fixed Account and, in the Loan Account. Your Account Value in a Separate Account investment option at any time equals the number of Accumulation Units you hold in that option multiplied the then-current value of one such Accumulation Unit. We compute this value in such a way that the investment return on your Account Value in any Separate Account investment option will differ from the total return achieved by the underlying Fund Portfolio only by the amount of the charges and deductions we make under your Policy from that investment option.

Your Account Value in the Fixed Account investment option or in the Loan Account earns fixed rates of interest as described elsewhere in this prospectus. Your Account Value in the Fixed Account will increase by the amount of such interest, but will decrease by the amount of any charges or deductions that we take from that account for your Policy.

Your Account Value in any investment option, or in the Loan Account will also vary by the amount of transfers we make among those components of Account Value in response to requests that you make, or that we make automatically in connection with any Policy loans that you take and the payment of principal and interest due thereon. Your Account Value in each investment option also will increase by the amount that you direct to that option from your premium payments and will decrease by the amount of any withdrawals that you take from that option.

Policy Loans

We will lend you up to 90% of your Policy's Cash Surrender Value at any time after the initial free-look period. You may request a Policy loan by submitting a request in writing or by telephone to our Variable Service Center shown on the front cover of this prospectus. (See "Telephone Transactions.")

Each loan must be at least $1,000. We will automatically transfer Account Value equal to the amounts you borrow to your Policy's Loan Account from the other investment options you are then using. We will make the transfer in proportion to the Account Value in each, unless you request a different allocation and we agree. We credit amounts in your Loan Account with interest at a minimum annual rate of 3%.

The interest you must pay us on a Policy loan accrues daily at an annual loan interest rate of 5% and is payable on each Policy Anniversary. If not paid when due, we will add it as an additional Policy loan and transfer additional Account Value to your Loan Account. A loan repayment increases your Account Value in your Policy's other investment options on a dollar-for-dollar basis.

Unless you request otherwise, loans and loan repayments are attributed to the Separate Account Investment Options and the Fixed Account in proportion to the Account Value in each. We may disapprove any such request, however. You must designate any loan repayment as such. Otherwise, we will treat the payment as a premium payment.

Preferred Loan Amounts. On the date of this prospectus, we credit interest on preferred loan amounts at an annual effective rate of 5%.

Immediate Loan Repayment. If, on the first Business Day of a Policy Month, the Account Value less the Withdrawal Charge is not sufficient to pay the Monthly Deduction, any loan interest then due and unpaid, and any other Policy charges, you must make a loan repayment within 61 days after such Business Day. We will send a notice to you or your assignee, if any. The Policy will terminate without value after 61 days, unless you make a sufficient repayment to reduce the Policy loans and pay any other amounts then due.

Surrender and Withdrawals

Surrender. You may surrender your Policy for its Cash Surrender Value at any time while the Insured is living, by a signed written request conforming to our administrative procedures. We calculate the Cash Surrender Value as of the close of the Business Day when your surrender request is received at our Variable Service Center. The Cash Surrender Value equals your Account Value reduced by any unpaid Policy loans and accrued interest and by any applicable withdrawal charges. You may elect to have all or part of the Cash Surrender Value applied
to a payout option.  (See "Payout Options.")   The election must be in
writing, except that we will accept telephone requests that apply to only part of the Cash Surrender Value. Our liability to pay the Death Benefit proceeds ends when you surrender your Policy.

Withdrawals. You may withdraw a portion of the Policy's Cash Surrender Value (minimum $1,000). This will reduce the Account Value and cause a proportionate reduction in the Policy's Face Amount and death benefit. A requested withdrawal requires our consent, however:

 .  if the Death Benefit would be reduced below that required to qualify the
   Policy as life insurance; or
 .  if the remaining Account Value would be less than $1,000.

We will take any withdrawals from your Policy's investment options on a pro-rata basis, unless you make a request in writing in advance for a different method. We reserve the right to approve or disapprove any such request.

Maturity Proceeds

If the Insured is living on the Policy's "Maturity Date" (the Policy anniversary of the Policy Date on which the Insured's Age is 100), we will pay the Cash Surrender Value. In such case, the Policy will terminate and we will have no further obligations under it. We will calculate the Cash Surrender Value for this purpose as of the Maturity Date, although we may defer paying such amount to you until you return your Policy to us.

Lapse and Reinstatement

If your Policy lapses following a 61-day grace period, you may still, within 3 years thereafter, request that we reinstate the Policy. You would need to provide us with satisfactory evidence, however, that the Insured is still insurable and pay certain amounts specified in the Policy.

Any reinstatement will be effective on the first Business Day of the first Policy Month that begins on or after we approve reinstatement. The values and terms and conditions of the reinstated Policy will be in accordance with our administrative procedures.

Payment of Proceeds

We ordinarily will pay any Cash Surrender Value, Death Benefit Proceeds, or loan proceeds from the Separate Account Investment Options, and begin Payout Options funded through Separate Account investment options, within seven days after receipt by our Variable Service Center of a request, or proof of death of the insured persons, and all other required elections and documentation in a form satisfactory to us. However, we may delay payment or transfers from a Separate Account investment option in certain circumstances. (See "Suspension of Payments and Transfers.") We may also delay payment if we contest the Policy. We will pay interest on Death Benefit Proceeds from the date they become payable to the date they are paid in one sum or, if a Payout Option is selected, to the effective date of the option.

Tax Withholding

All distributions from your Policy, or portions thereof, which are included in your gross income are subject to federal income tax withholding. We will withhold federal taxes at the rate of 10% from each distribution. However, you may elect not to have taxes withheld or to have taxes withheld at a different rate.

Payout Options

Payout Options provide a series of payments in lieu of a single sum payment by us. You may elect a Payout Option:

 .  for all or part of the Cash Surrender Value payable when you make a withdrawal or surrender the Policy; or
 . for all or part of the Death Benefit Proceeds payable upon death of the Insured.

You may elect to change a previously elected Payout Option for Death Benefit Proceeds. Any such election or change relating to Death Benefit Proceeds must be made:

 .  while the Insured is living; and
 .  by written request to our Variable Service Center.

Annuitization Bonus. We will increase your Account Value by an "Annuitization Bonus" when Cash Surrender Value or the Death Benefit Proceeds are applied to a Payout Option. The increase will be based on your Account Value at the end of the Business Day immediately preceding the date the initial Payout Option amount is determined.

We determine the Annuitization Bonus rate for a Policy at the time of issue, but the Bonus may be modified, reduced or eliminated for subsequently issued Policies. On the date of this prospectus, the Annuitization Bonus rate is 3% of Account Value. We will pro-rate any increase among your Policy's investment options on the Annuity Date.

You may select the following Payout Options or any other Payout Option acceptable to us:

Option A - Life Annuity.  Equal monthly payments during the life of the payee.

Option B - Life Annuity with Period Certain Of 120 Months. Equal monthly payments during the lifetime of the payee, but for no less than 120 months.

Option C - Fixed Payments for A Period Certain. Equal monthly payments for any specified period (at least five years but not exceeding thirty years), as selected by you.

Option D - Death Benefit Proceeds Remaining With Us. The Death Benefit Proceeds will remain in our Fixed Account and be credited with interest at an effective annual rate of not less than 3%. The Payee may make full and partial withdrawals at any time with no Surrender Charge.

Each payment under Payment Options A, B, or C will be at least equal the amounts calculated based on the annuity tables contained in your Policy. If the payee dies during a period certain (Payout Options B or C), any remaining payments will be made to the estate of the Payee. The estate may elect to have the commuted value of the remaining payments paid in a single sum instead. We will determine the commuted value by discounting the remaining payments at its then current interest rate used for commutation.

Tax Impact. Whether a Payout Option is chosen may have tax consequences for you or your Beneficiary. In addition, under current federal income tax rules, the annuitization bonus is deemed "income" on a Policy. Therefore, you should consult a qualified tax adviser before deciding whether to elect one or more Payout Options.

Right to Exchange for a Fixed Benefit Policy

During the first 24 Policy Months, if your Policy has not lapsed, you have an unconditional right to transfer all of your Account Value in the Separate Account investment option to the Fixed Account without any transaction charge.

                         OTHER PROVISIONS OF THE POLICY

Suicide Exclusion

If suicide of the Insured occurs within two years from the Policy Date (or less if required by state law), we will limit the Death Benefit to your Policy's Cash Surrender Value.

Representations and Contestability

Generally, we can challenge the validity of your Policy for two years from the Policy Date, based on any misrepresentations made in your application to us. We can challenge an increase in benefits requiring evidence of insurability for two years from the date of the increase. We can challenge a reinstatement of the Policy until reinstatement has been in force for two years from its effective date. However, the two-year time limits on our right to challenge all or part of the Policy do not apply if the Insured dies within the two-year period.

Misstatement of Age or Sex

If any application for benefits under your Policy misstates the age or sex of the Insured, the Death Benefit will be the amount provided by the correct age and sex.

Owner and Beneficiary

The Policy application names the Policy owner, who in turn may name a new owner. At the death of the owner, his or her estate will become the owner, unless he or she has named a successor owner. Because the owner has the authority to exercise most rights under a Policy, this prospectus generally refers to the owner when it refers to "you" or "your". The owner's rights as such terminate when the Insured dies. If two or more people are named as owners, we will generally assume that one owner has the authority to act for all owners. However, we may require the consent of all owners for certain transactions under the Policy, such as an election to exchange the Policy for a fixed benefit policy.

Beneficiary. The Policy application also names the Beneficiary under the Policy and any contingent Beneficiary. You may change the Beneficiary of the Policy (other than an irrevocably named Beneficiary) at any time before the death of the Insured. The Beneficiary has no rights under the Policy until the death of the Insured and must survive that insured person in order to receive the Death Benefit Proceeds. If no named Beneficiary is alive when the Insured dies, we will pay the proceeds to the owner.

Changes and Assignments. A change of owner or Beneficiary requires a written request satisfactory to us that is dated and signed by all of the owners. The change will take effect on the date it is signed, but is subject to all payments made and actions taken by us under the Policy before we receive the request at our Variable Service Center.

Assignments

The owner may assign (transfer) the owner's rights in a Policy to someone else. An absolute assignment of the Policy designates the assignee as owner and Beneficiary. A collateral assignment of the Policy does not change the owner or Beneficiary, but their rights will be subject to the terms of the assignment. All collateral assignees of record must consent to any full surrender or partial withdrawals. An assignment requires a written request signed by all of the Policy's owners. An assignment will take effect only when we record it at our Variable Service Center. We have no responsibility for any assignment not submitted for recording; nor for the sufficiency or validity of any assignment.

Unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary may result from transferring ownership or making an assignment. Therefore, you should consult with a qualified tax adviser before doing so.

Reports and Records

We will mail to your last known address of record an annual statement showing your Policy's current Account Values, transactions since the last statement, Policy loan information, and any other information required by federal or state laws or regulations.

We will also send you annual and semi-annual reports containing the financial statements of the Portfolios you are using.

In addition, you will receive statements of significant transactions, such as changes in the Death Benefit, transfers among investment options, premium payments, Policy loans, Policy loan principal, Policy loan repayments, and Policy reinstatement or termination.

Voting Rights

We will vote the shares of the Portfolios held by the Separate Account at regular or special meetings of the Portfolio's shareholders in accordance with instructions received from you and other owners having the voting interest in
the affected Portfolio(s).   We compute the number of votes that an owner has
the right to instruct for a particular Portfolio by dividing the owner's Account Value in that Portfolio by that Portfolio's net asset value per share. We will vote a Portfolio's shares held in our Separate Account for which we do not receive instructions, as well as shares held in our Separate Account that are not attributable to owners in the same proportion as we vote that Portfolio's shares held in the Separate Account for which we have received instructions.

We may disregard voting instructions under limited circumstances prescribed by SEC rule. We will include a summary of any such action and the reasons for it in the next semiannual report to owners.

Suspension of Payments and Transfers

Under certain circumstances, we may suspend or postpone transactions that pertain to a Separate Account investment option under your Policy. These include payment of Death Benefit Proceeds or Maturity Value, payment for surrenders, withdrawals and Policy loans, or transfers, purchase payments and loan repayments for any period when:

 .  the New York Stock Exchange is closed for regular trading;

 .  regular trading on the New York Stock Exchange is restricted by the SEC;

 . an emergency exists as a result of which disposition of securities held in the applicable Separate Account investment options is not reasonably practicable or it is not reasonably practicable to determine the value of such option's net assets; or

 .  the SEC, by order, permits such suspension during any other period.

We also may defer payment for a surrender, withdrawal or Policy loan, or transfer from the Fixed Account, for the period permitted by law but not for more than six months after we receive your written request. We will pay interest to the extent provided under state insurance law on payments that are delayed.

Also, we may defer payment of any amount attributable to a check you have given us in order to allow a reasonable time (not to exceed 15 days) for the check to clear the banking system.

Nonparticipation in Our Dividends

The Policies are "nonparticipating". This means that they do not participate in (or receive) any dividend we pay or distribution of our surplus.

                       DISTRIBUTION AND OTHER AGREEMENTS

First Variable Capital Services, Inc. ("FVCS"), 2122 York Road, Oak Brook, Illinois 60523, acts as distributor of the Policies. FVCS, our wholly owned subsidiary, was incorporated in Arkansas on July 26, 1991. It is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc., FVCS offers the Policies on a continuous basis.

FVCS and we have agreements with various broker/dealers under which their registered representatives, who are also licensed insurance agents, will sell the Policies. The commissions payable to a broker/dealer for sales of a Policy may vary with the sales agreement. However, we do not expect that, on an aggregate basis they will exceed 8.50% of the first year premium payment. Broker/Dealers may also receive expense allowances, wholesaler fees, bonuses and training fees.

FVCS and we may permit specific broker/dealers to sell versions of the Policies that contain specific investment options that are not available through other broker/dealers. FVCS and we may pay a different level of compensation for sales of different versions of the Policies.

Under a Services Agreement with FVCS, we perform insurance underwriting, issuance and other administrative services for our variable life insurance policies, including the Policies.

The Company serves as the custodian of the assets of the Separate Account.

                                 OUR MANAGEMENT

Here is a list of our directors and executive officers and their principal business experience during the past five years. Unless otherwise noted, our directors are located at 2211 York Road, Suite 202, Oak Brook, Illinois 60523 and all our executive officers are located at 2122 York Road, Suite 300, Oak Brook, Illinois 60523.

Directors
Ronald M. Butkiewicz, Chairman, ILona Financial Group, Inc.

Michael J. Corey--401 East Host Drive. Lake Geneva, WI 53147. He is the Senior Partner-Global Services Practice Lender, LAI Worldwide. Prior to 1999, he was a Managing Director, Insurance/Professional Services Practice Group and President, CSG International Inc.

Norman A. Fair--He is also Vice President, Treasurer, & Asst. Sec. ILona Financial Group, Inc.

Michael R. Ferrari, Texas Christian University, P.O. Box 297080, Ft. Worth, TX 76219-2800. He is the Chancellor, Texas Christian University; and prior to July 1998, he was the President of Drake University.

Shane W. Gleeson--He is the President, ILona Financial Group, Inc; prior to January 2000, he was Executive Vice President of ILona Financial Group, Inc.; and prior to December 1997, he was the President, Interstate Assurance Company.

Jeff S. Liebmann, Esq., 1301 Avenue of the Americas
New York, NY  10019--He is a partner of Dewey, Ballantine.

Kenneth R. Meyer, 200 South Wacker Dr., Suite 2100,
Chicago, IL 60606--He is a Managing Director, Lincoln Capital Management Co.

Philip R. O'Connor, 111 West Washington, Suite 1247
Chicago, IL 60602--He is the President of NEV Midwest, LLC and prior to April 1998, he was a Principal of Coopers & Lybrand LLP/Palmer Bellevue Corp.

Clark A. Ramsey--He is also Vice President and Corporate Actuary, Irish Life of North America, Inc. Prior to March, 1998, he was the Vice President and Actuarial Director, Allstate International, Inc.

Executive Officer & Director

John M. Soukup, President--Prior to July, 1997, he was the Market Development Officer, Fortis Financial Group.

Other Executive Officers

David L. Anders, Senior Vice President, Sales. Prior to November, 1999, he was Senior Vice President of ARM Financial Group, Inc.

Steven J. Horn, Senior Vice President and Chief Operations Officer--Prior to January 1999, he was the Assistant Vice President of Irish Life of North America, and prior to July 1998, he was the Sr. Vice President and General Manager of United Casualty Insurance Company of America.

Jeffery K. Hoelzel, Vice President, General Counsel and Secretary--Prior to October 1999 , he was an attorney with Lord, Bissell & Brook in Chicago, Illinois.

Christopher S. Harden, Vice President & Treasurer--Prior to April, 1998 he was the First Vice President and Chief Accounting Officer, COVA Financial Services Life Insurance Company.

Martin Sheerin, Vice President & Chief Actuary

Kari Stanway, Vice President. Prior to 1997, she was Senior Consultant for the Optima Group.

                              FEDERAL TAX MATTERS

General

BECAUSE OF THE COMPLEXITY OF THE LAW AND BECAUSE TAX RESULTS WILL VARY ACCORDING TO YOUR IDENTITY AND STATUS, YOU SHOULD SEEK INDIVIDUALIZED LEGAL AND TAX ADVICE BEFORE PURCHASING OR TAKING ANY ACTION UNDER A POLICY.

We cannot provide a comprehensive description of the federal income tax consequences regarding the Policies in this prospectus, and special tax rules may apply that we have not discussed herein. Nor does this discussion address any applicable state, local, gift, inheritance, estate, and foreign or other tax laws. This discussion assumes that you, the Policy's owner, are a natural person and a U.S. citizen and resident. Finally, we would caution that the law and the related regulations and interpretations on which we base our tax analysis can change, and such changes can be retroactive.

Our Taxation

Under current federal income tax law, the operations of the Separate Account and the Fixed Account do not require us to pay any tax. Thus, we currently impose no charge for our federal income taxes. However, we may decide to charge the Separate Account or Fixed Account for our federal income taxes, if there are changes in federal tax law.

We may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and, accordingly, we do not currently impose a charge for them. If they increase, however, we may impose a charge for such taxes attributable to the Separate Account and/or Fixed Account.

Income Tax Treatment of Policy Benefits

Life Insurance. Section 7702 of the Internal Revenue Code provides that if certain tests are met, your Policy will qualify as a life insurance contract for federal tax purposes. The death benefit under a life insurance contract is generally excluded from the gross income of the Beneficiary. Also, the owner of a life insurance contract is generally not taxed on increases in the account value until withdrawn or surrendered.

Section 7702 limits the amount of premiums that may be invested in a life insurance contract and requires certain minimum amounts of life insurance coverage, relative to the account value. We will monitor compliance with these tests. As a result, we believe that the Death Benefits received under the Policies are generally excludable from the gross income of the Beneficiary pursuant to the provisions of Section 101 of the Code.

Acceleration of Death Benefits Rider. Similarly, we believe that accelerated death benefit payments, if permitted under your Policies because of the terminal illness of the Insured, in most cases will not constitute taxable income for
you.   Such payments may be taxable income to you, however, if:

 . you are not an insured person; or

 . you have an insurable interest in either of the insured persons' lives because that insured person is a director, officer or employee of yours or is otherwise financially interested in any trade or business carried on by you.

Modified Endowment Contracts. The Code contains provisions affecting certain life insurance policies that the Code refers to as "modified endowment contracts."

Modified endowment contracts result when cumulative premiums paid under a Policy at any time during the first seven Policy Years exceed the sum of the premiums that would have been paid by then if the Policy provided for paid up future benefits after the payment of seven level annual premiums ("seven-pay test"). The amount of premiums payable under the seven-pay test is calculated based upon certain assumptions regarding the policy's earnings and the use of a reasonable mortality charge. Riders to a Policy are considered part of the Policy for purposes of applying the seven-pay test.

Whenever there is a "material change" under a Policy, the Policy generally will be:
 . treated as a new Policy for purposes of determining whether it is a modified endowment; and

 . subjected to a new seven-pay test.

The Policy would become a modified endowment contract if, at time of the material change or at any time during the next seven years, it failed to satisfy such new seven-pay test. A material change for these purposes could result from a change in death benefit option, election of additional rider benefits, an increase in a Policy's Face Amount, and certain other changes.

If a Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, any decrease in Face Amount that you request or, in some cases, a partial withdrawal or termination or reduction of benefits under a rider.) If you have already paid (or subsequently pay) more premiums than permitted by the recalculated seven-pay limit, your Policy will become a modified endowment contract.

Any Policy that you acquire in exchange for another life insurance policy that is a modified endowment contract will also be a modified endowment contract. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 will not make the new policy a modified endowment contract if you pay no additional premiums and there is no benefit increase as a result of the exchange.

Other Tax Effects of Policy Changes. Changes made to your Policy (for example, a decrease in benefits under or a lapse or reinstatement of a Policy) may have other tax effects. These include impacting the maximum amount of premiums you can pay under the Policy, as well as the maximum amount of Account Value you can maintain under the Policy.

Taxation of Pre-Death Distributions from a Policy that is a Modified Endowment Contract. If your Policy falls within the definition of a modified endowment contract, the following rules will apply to pre-death distributions:

 . You must include distributions, such as withdrawals, in your gross income subject to federal tax, to the extent the Account Value of the Policy exceeds your investment in the Policy. Any additional amounts you receive, other than Policy loans, will not constitute currently taxable income, but will reduce your investment in the Policy.

 . Policy Loans, including any increase in the amount of the loan to pay interest, also constitute distributions to you for these purposes. Your investment in the Policy, however, will increase by the amount of any loan included in your gross income.

 . If your Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan and accrued loan interest will also constitute a distribution to you for these purposes to the extent not previously treated as such.

 . On the Maturity Date or upon a full surrender, any excess of the proceeds
  (including any amounts we use to discharge any loan and accrued loan interest) over your investment in the Policy, will also constitute a distribution to you for these purposes.

 . A change of ownership or Policy assignment also can constitute a distribution for these purposes. For example, a collateral assignment will subject any gain in the Policy to taxation.

For purposes of determining the amount of any distribution that is included in gross income, you must treat all modified endowment contracts that we or our affiliates issue to you during any calendar as a single modified endowment contract.

The taxable amount of any distribution from a Policy that is a modified endowment also will incur an additional penalty tax equal to 10% of such taxable amount unless the distribution:

 . is made on or after you attain age 59 1/2;

 . results from your becoming disabled (as defined in the Code); or

 . forms part of a series of substantially equal periodic payments made no less frequently than annually for your life (or life expectancy) or for the joint lives (or life expectancies) of the owner or the Beneficiary.

The Monthly Deductions under a modified endowment contract attributable to any Other Insured Person Rider for a person who is not a member of your family may constitute distributions from your policy for tax purposes. However, the Beneficiary of this rider should not have to pay federal income tax on any benefit received.

Distributions that occur during a Policy Year in which a Policy becomes a modified endowment contract and during any subsequent Policy Years, will be taxed as described in the preceding paragraphs. In addition, any distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment.

Taxation of Pre-Death Distributions from a Policy that is not a Modified Endowment Contract ("MEC"). As long as a Policy remains in force as a non-modified endowment, you will not pay current income tax on the proceeds from any Policy loan. Interest you pay on the loan generally will not be tax deductible, however.

After the first 15 Policy Years, you will not pay current federal income tax on any partial withdrawals you make, except to the extent such withdrawals exceed your "investment" in the Policy. (The "investment" generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy Years, you could have to pay federal income tax on certain withdrawals that reduce the Death Benefit, to the extent that your Policy's Account Value exceeds your investment in the Policy.

On the Maturity Date or upon full surrender, any excess of proceeds (including amounts we use to discharge any Policy loan and accrued loan interest) over your investment in the Policy, will constitute taxable income to you for federal income tax purposes. In addition, if your Policy terminates after a grace period while you have a Policy loan outstanding, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you assign or transfer rights or benefits under your Policy, you may be deemed to have received a distribution from the Policy, all or part of which may be taxable.

Diversification Requirements

The Internal Revenue Code provides that a variable life insurance policy will not be treated as a life insurance contract under the Code for any period (and any subsequent period) for which the related investments are not adequately diversified. We intend that all Portfolios of the Funds in which your Policy may invest will comply with the diversification requirements. If your Policy did not qualify as life insurance, you would be subject to immediate taxation on the increases in your Policy's Account Value, plus the cost of insurance protection under your Policy. This treatment would apply for the period of non-compliance and subsequently, unless and until we are able to settle the matter
with the Internal Revenue Service.   We have no legal obligation to seek or
agree to any such settlement, however.

The amount of investment control which you may exercise under a Policy differs in some respects from the situation addressed in published rulings issued by the Internal Revenue Service in which it held that variable life insurance policy owners were not deemed, for federal income tax purposes, to own the related assets held in a separate account by the issuing insurance company. It is possible that these differences, such as your ability to transfer among investment choices or the number and type of investment choices available, would cause you to be taxed as if you were the owner of the Portfolio shares that are attributable to your Policy. In that case, you would be liable for income tax on an allocable portion of any current income and gains realized by the Separate Account, even though you have received no distribution of those amounts.

In the event any forthcoming guidance or ruling by federal income tax authorities sets forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may, result in your being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, we reserve the right to modify your Policy in an attempt to maintain its intended tax treatment.

                             ADVERTISING PRACTICES

From time to time, articles discussing the Separate Account's investment experience, performance rankings and other characteristics may appear in national publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services Inc. and Morningstar, Inc.) may publish their own rankings or performance reviews of variable contract separate accounts, including the Separate Account. We may use references to, reprints, or portions of reprints of such articles or rankings as sales
literature or advertising material.   We may also use rankings that indicate the
names of other variable policy separate accounts and their investment experience.

We, the Funds, or other parties may develop articles and releases about the following matters in relation to the Separate Account, the Funds or individual
Portfolios: asset levels, and sales volumes, statistics and analyses of industry sales volume and asset levels, or other characteristics. Our promotional material for the Policies and Separate Accounts can refer to, or be a reprint of, such articles and releases. Such literature may refer to personnel of an adviser or sub-advisers who have investment management responsibility, and their investment style. The reference may allude to or include excerpts from articles appearing in the media.

The advertising and sales literature for the Policies and the Separate Account may refer to historical, current and prospective economic trends. In addition, we may publish advertising and sales literature concerning topics of general investor interest for the benefit of registered representatives and prospective purchasers of Policies. These materials may include, but are not limited to, discussions of college planning, retirement planning, and reasons for investing and historical examples of the investment performance of various classes of securities, securities markets and indices.

                                 LEGAL MATTERS

State Regulation

We are subject to the insurance laws of Arkansas and to regulation by the Arkansas Insurance Department. The National Association of Insurance Commissioners periodically examines our operations. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. We will reflect any applicable variations in your Policy and riders, or related endorsements.

Legal Proceedings

There are no material pending legal proceedings to which the Separate Account, FVCS or we are a party.

Counsel

Our Legal Department has reviewed legal matters in connection with the Policies. Freedman, Levy, Kroll & Simonds, of Washington, DC, has advised us on certain matters relating to the federal securities and tax laws.

                                    EXPERTS

The consolidated balance sheet of First Variable Life Insurance Company and subsidiaries as of December 31, 1999 and the related consolidated statements of income, changes in stockholder's equity, and cash flows for the year then ended, and the statement of assets and liabilities of First Variable Life Insurance Company - Separate Account VL at December 31, 1999, and the statements of operations and changes in net assets for each of the periods indicated in the year then ended, have been included herein in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                             REGISTRATION STATEMENT

We have filed a registration statement with the SEC under the Securities Act of 1933. This prospectus omits certain information contained in the Registration Statement. You can obtain copies of such additional information from the SEC upon payment of the prescribed fee.

                                YEAR 2000 ISSUES

Like other financial and business organizations around the world, we could have been adversely affected if our computer systems and those of our service providers did not properly process and calculate date-related information and data from and after January 1, 2000. We did not experience any problems related to the Year 2000 issue.

APPENDIX: A

      ANNUAL RATES OF RETURN FOR THE SEPARATE ACCOUNT INVESTMENT OPTIONS

The following tables show performance information for the Separate Account investment options for periods ending December 31, 1999. Table A-1 assumes that each option had been in operation for the same period as its corresponding Portfolio. Table A-2 is derived from historic performance results of the Separate Account investment options from the date they actually commenced operations to fund variable life insurance policies. Both tables reflect the total of the income generated by the Portfolio shown, less total Portfolio operating expenses, plus or minus realized or unrealized capital gains and losses, and less the deductions for the Policies' mortality and expense risk charge (.90% per annum).

The tables do not reflect several significant charges that will apply to your
Policy: cost of insurance charges, an administrative charge (.40% per annum), a maintenance fee ($2.50 per month if Account Value is less than $100,000), the distribution, premium tax and federal tax charges for the first 10 Policy years (.65% per annum) and the withdrawal charge. If these charges were reflected, the total return figures shown would be lower. For an example of the effect of the deduction of the 10 year charges and the surrender charge, compare the "Cash Surrender Value" to the corresponding "Account Value" in the hypothetical
illustrations on pages    to    .

Table A-1  Average Annual Total Return from Portfolio Inception Date

             Portfolio and Portfolio                                                            From Portfolio
                 Inception Date                         1 Yr.     3 Yr.     5 Yr.     10 Yr.    Inception Date
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VIST Small Cap Growth - 5/4/95 (1)(4)                   78.68%     19.9%       N/A       N/A        24.97%
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VIST World Equity - 6/10/88 (2)(4)                      54.07%    20.68%    19.31%    11.01%        10.51%
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VIST Growth - 5/1/87 (1)(2)(4)                          33.33%    29.49%    29.87%     16.5%        16.31%
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VIST Matrix Equity - 6/16/88 (2)(3)(4)                  13.12%    18.15%    17.79%    12.49%        13.35%
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VIST Growth & Income - 5/31/95 (4)                       5.32%    14.37%       N/A       N/A        14.68%
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VIST Multiple Strategies - 5/5/87 (2)(4)                26.85%    25.37%     24.9%    15.19%         13.5%
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VIST High Income Bond - 6/1/87 (2)(4)                    0.92%     5.11%     9.22%     8.54%         8.35%
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VIST US Gov. Bond - 5/27/87 (2)(4)                      -2.78%     4.07%     6.41%     6.19%          6.7%
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FIS Prime Money Fund II - 11/94 (4)                      3.67%     3.93%     3.98%     3.81%         3.59%
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AIM V.I. Cap. Appreciation (5/5/93)                     43.71%    24.21%    24.69%       N/A        21.43%
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AIM V.I. Growth (5/5/93)                                34.34%    31.12%    28.74%       N/A        22.03%
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ACS V.P. Value (5/1/96)                                 -1.75%     8.53%       N/A       N/A         10.2%
--------------------------------------------------------------------------------------------------------------
DAM Equity 500  Index (10/1/97)                         19.49%       N/A       N/A       N/A        21.62%
--------------------------------------------------------------------------------------------------------------
DAM Small Cap (8/25/97)                                 19.26%       N/A       N/A       N/A         8.47%
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TEM International  (5/1/97)                             22.33%    14.31%    16.13%       N/A        14.35%
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LA Growth & Income (12/11/89)                           15.84%    17.09%    19.65%    15.35%        15.33%
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MFS New Discovery Series  (Initial Class) (5/1/98)      72.51%       N/A       N/A       N/A        40.01%
--------------------------------------------------------------------------------------------------------------
MFS Growth Series (Initial Class) (5/1/99)                 N/A       N/A       N/A       N/A        39.49%
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MFS Growth & Income Series (Initial Class) (10/9/95)     5.79%     18.3%       N/A       N/A        20.22%
--------------------------------------------------------------------------------------------------------------
MFS New Discovery Series (Service Class)/5/             72.41%       N/A       N/A       N/A        39.91%
--------------------------------------------------------------------------------------------------------------
MFS Growth Series (Service Class)/5/                       N/A       N/A       N/A       N/A        39.39%
--------------------------------------------------------------------------------------------------------------
MFS Growth w/Income Series (Service Class)/5/            5.59%    18.11%       N/A       N/A        20.02%
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SEL Communications & Information/5/ (10/4/94)           84.91%    44.90%    35.22%       N/A        34.54%
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FMR Contrafund/5/ (1/3/95)                              23.25%    25.12%       N/A       N/A        26.79%
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FMR Equity - Income/5/ (10/9/86)                         5.35%    14.02%    17.67%    13.57%        12.86%
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FMR Growth Opportunities/5/ (1/3/95)                     3.28%    18.11%       N/A       N/A        20.57%
--------------------------------------------------------------------------------------------------------------
TEM Growth Securities (3/15/94)                         19.94%    13.44%    14.46%       N/A        12.83%
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DAM EAFE (8/22/97)                                       26.7%       N/A       N/A       N/A        16.15%
--------------------------------------------------------------------------------------------------------------
FIS High Income Bond Fund II (3/1/94)                    1.41%     5.25%     9.58%       N/A         7.32%
--------------------------------------------------------------------------------------------------------------

Table A-2 Annualized Total Return from the Separate Account Investment Options' Inception Date (March 31, 1997)

-------------------------------------------------------------------------------------------------------------------------
       Separate Account                             From                  Separate Account                       From
      Investment Options               1 Yr.      Inception              Investment Options          1 Yr.     Inception
                                                    Date                                                         Date
-------------------------------------------------------------------------------------------------------------------------
VIST Small Cap Growth - (1)(4)         78.68%          30.2%      AIM Capital Appreciation            N/A          64.74%
-------------------------------------------------------------------------------------------------------------------------
VIST World Equity - (4)                54.07%         23.36%      AIM Growth                          N/A          40.68%
-------------------------------------------------------------------------------------------------------------------------
VIST Growth - (1)(4)                   33.33%         32.99%      ACS V.P. Value                      N/A         -12.93%
-------------------------------------------------------------------------------------------------------------------------
VIST Matrix Equity - (3)(4)            13.12%         20.41%      DAM Equity 500 Index                N/A          15.36%
-------------------------------------------------------------------------------------------------------------------------
VIST Growth & Income - (4)              5.32%         14.51%      DAM Small Cap                       N/A          25.98%
-------------------------------------------------------------------------------------------------------------------------
VIST Multiple Strategies - (4)         26.85%         28.35%      TEM International                   N/A          18.84%
-------------------------------------------------------------------------------------------------------------------------
VIST High Income Bond - (4)             0.92%          4.95%      LA Growth & Income                  N/A           7.89%
-------------------------------------------------------------------------------------------------------------------------
VIST US Gov. Bond - (4)                -2.78%          4.72%      MFS New Discovery Series (Initial   N/A         108.02%
                                                                  Class Shares)
-------------------------------------------------------------------------------------------------------------------------
FIS Prime Money Fund II - (4)           3.67%          3.92%      MFS Growth Series (Initial Class    N/A          63.62%
                                                                  Shares)
-------------------------------------------------------------------------------------------------------------------------
                                                                  MFS Growth w/Income Series          N/A           3.26%
                                                                  (Initial Class Shares)
-------------------------------------------------------------------------------------------------------------------------

(1) Prior to May 1, 1997, the VIST Small Cap Growth Portfolio was named the VIST "Small Cap Portfolio," and the VIST Growth Portfolio was named the VIST "Common Stock Portfolio." The names of the corresponding Separate Account investment options were, respectively, "Small Cap Sub-Account" and "Common Stock Sub-Account".
(2) On April 1, 1994, First Variable Advisory Services Corp., an affiliate of ours, became the investment advisor. Prior to that date, results were achieved by former investment advisers.
(3) Prior to May 1, 1997, the VIST Matrix Equity Portfolio was named the VIST "Tilt Utility Portfolio" and had different investment policies. The name and objective of the corresponding Separate Account investment option also differed.
(4) Performance information reflects any fee waivers and expense reimbursements with respect to the Portfolios. Absent such waivers or reimbursements, the performance shown would have been lower.
(5) Initial offering of these classes of funds is expected to take place shortly after the date of this prospectus. Previous classes had no 12b-1 fee. If the 12b-1 fee had been reflected, returns would have been lower.

Performance information shown above for any Separate Account investment option reflects only the performance of an assumed investment in the Separate Account Investment Option for the Policies during the particular time period shown. You should consider this performance information in light of the investment objectives and policies, characteristics and quality of the Portfolio in which the Separate Account investment option invests and the market conditions during the given time period. You should not consider it representative of what the Separate Account investment option will achieve in the future. Actual returns will differ from those shown and will depend on a number of factors, including the investment allocations you make and the different investment rates of return for the Portfolios.

APPENDIX: B

               ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES,
            CASH SURRENDER VALUES AND ACCUMULATED VALUE OF PREMIUMS

The tables in this Appendix B show how a Policy's Death Benefit, Cash Surrender Value and Account Value could change over an extended period of time, assuming constant gross annual rates of return for the Separate Account of 0%, 6% and 12%. ("Gross return" for this purpose means the assumed rate of return the underlying Portfolio has earned before deducting any of its expenses or any Policy Charges and deductions). The tables are based on an initial premium of $30,000 to provide insurance coverage on females aged 55 and males aged 65. The insureds are assumed to be in the nonsmoker standard risk classification. The first version of each of the tables assumes our current (i.e., non-guaranteed) rates for the cost of insurance charge, and other charges we make under a Policy on a daily or monthly basis. The next table is based on our contractually guaranteed rates for those items.


The Death Benefits, Cash Surrender Values and Account Values shown in the tables also reflect an unweighted average of the investment advisory fees and other operating expenses incurred by the Portfolios that were available to Contract Owners on December 31, 1998, at an annual rate of 0.97% of the average daily net assets of the Portfolios. This average reflects a voluntary "caps" on the investment advisory fees. If the investment adviser discontinued these caps, the values illustrated on the following pages could be less. (See "Highlights"). If the unweighted average included investment options first available on May 1, 1999, to average of the investment advisory fee, and other operating expenses insured by the Portfolios would be less and the values illustrated on the following pages would be more.

Taking account of the charges for mortality and expense risks and administrative expense in the Separate Account and the average investment advisory fee and operating expenses of the Portfolios, the gross current annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of 1.87%, 4.13% and 10.13% and -2.02%, 3.98% and 9.98%, respectively for the "current" and "guaranteed" tables. The tables do not reflect any tax charges attributable to the Separate Account since we currently make no such charges. If we impose any such charges in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Death Benefits, Cash Surrender Values and Account Values illustrated.

The second column of each table shows the amount that would accumulate if you instead invested your assumed premiums to earn interest, after taxes of 5% per year, compounded annually.

 $30,000 INITIAL PREMIUM
 $96,753 SPECIFIED AMOUNT
  ------
 FEMALE  NONSMOKER: AGE 55
 CURRENT RATES


                         ---------------------------------------------------------------------------------------------------------
                                                    HYPOTHETICAL GROSS INVESTMENT RETURN
                         ---------------------------------------------------------------------------------------------------------
   End         PREMIUM                 0%                                  6%                                  12%
    of       PAID  PLUS  ---------------------------------------------------------------------------------------------------------
 Contract     INTEREST   Account      Surr.       Death       Account      Surr.       Death      Account      Surr.       Death
  Year         AT 5 %     Value       Value      Benefit       Value       Value      Benefit      Value       Value      Benefit
----------------------------------------------------------------------------------------------------------------------------------
    1         31,500      28,985      26,060      97,565       30,759      27,834      97,565      32,532      29,607      97,565
---------------------------------------------------------------------------------------------------------------------------------
    2         33,075      28,004      25,154      97,565       31,537      28,687      97,565      35,280      32,430      97,565
---------------------------------------------------------------------------------------------------------------------------------
    3         34,729      27,055      24,355      97,565       32,336      29,636      97,565      38,262      35,562      97,565
---------------------------------------------------------------------------------------------------------------------------------
    4         36,465      26,137      23,737      97,565       33,156      30,756      97,565      41,500      39,100      97,565
---------------------------------------------------------------------------------------------------------------------------------
    5         38,288      25,250      23,150      97,565       33,998      31,898      97,565      45,014      42,914      97,565
---------------------------------------------------------------------------------------------------------------------------------
    6         40,202      24,391      22,591      97,565       34,861      33,061      97,565      48,829      47,029      97,565
---------------------------------------------------------------------------------------------------------------------------------
    7         42,212      23,561      22,061      97,565       35,748      34,248      97,565      52,969      51,469      97,565
---------------------------------------------------------------------------------------------------------------------------------
    8         44,323      22,758      21,558      97,565       36,658      35,458      97,565      57,463      56,263      97,565
---------------------------------------------------------------------------------------------------------------------------------
    9         46,539      21,981      21,081      97,565       37,591      36,691      97,565      62,341      61,441      97,565
---------------------------------------------------------------------------------------------------------------------------------
    10        48,866      21,230      21,230      97,565       38,550      38,550      97,565      67,636      67,636      97,565
---------------------------------------------------------------------------------------------------------------------------------
    15        62,366      18,281      18,281      97,565       44,842      44,842      97,565     104,313     104,313     111,898
---------------------------------------------------------------------------------------------------------------------------------
    20        79,596      15,723      15,723      97,565       52,189      52,189      97,565     161,150     161,150     172,430
---------------------------------------------------------------------------------------------------------------------------------
    25       101,588      13,503      13,503      97,565       60,766      60,766      97,565     248,955     248,955     261,403
---------------------------------------------------------------------------------------------------------------------------------
    30       129,654      11,577      11,577      97,565       70,780      70,780      97,565     384,602     384,602     403,832
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 $30,000 INITIAL PREMIUM
 $96,753 SPECIFIED AMOUNT
  ------
 FEMALE NONSMOKER: AGE 55
 GUARANTEED RATES

                         ------------------------------------------------------------------------------------------------------
                                                       HYPOTHETICAL GROSS INVESTMENT RETURN
                         ------------------------------------------------------------------------------------------------------
    End      PREMIUM                  0%                                  6%                                  12%
    of      PAID PLUS    ------------------------------------------------------------------------------------------------------
 Contract   INTEREST    Account      Surr.       Death      Account      Surr.       Death      Account      Surr.      Death
   Year       AT 5%      Value       Value      Benefit      Value       Value      Benefit      Value       Value      Benefit
-------------------------------------------------------------------------------------------------------------------------------
    1        31,500      28,588      25,663      97,565      30,359      27,434      97,565      32,131      29,206      97,565
-------------------------------------------------------------------------------------------------------------------------------
    2        33,075      27,179      24,329      97,565      30,698      27,848      97,565      34,430      31,580      97,565
-------------------------------------------------------------------------------------------------------------------------------
    3        34,729      25,772      23,072      97,565      31,016      28,316      97,565      36,914      34,214      97,565
-------------------------------------------------------------------------------------------------------------------------------
    4        36,465      24,374      21,974      97,565      31,321      28,921      97,565      39,611      37,211      97,565
-------------------------------------------------------------------------------------------------------------------------------
    5        38,288      22,967      20,867      97,565      31,596      29,496      97,565      42,530      40,430      97,565
-------------------------------------------------------------------------------------------------------------------------------
    6        40,202      21,550      19,750      97,565      31,841      30,041      97,565      45,694      43,894      97,565
-------------------------------------------------------------------------------------------------------------------------------
    7        42,212      20,110      18,610      97,565      32,047      30,547      97,565      49,126      47,626      97,565
-------------------------------------------------------------------------------------------------------------------------------
    8        44,323      18,639      17,439      97,565      32,204      31,004      97,565      52,851      51,651      97,565
-------------------------------------------------------------------------------------------------------------------------------
    9        46,539      17,106      16,854      97,565      32,289      31,389      97,565      56,888      55,988      97,565
-------------------------------------------------------------------------------------------------------------------------------
    10       48,866      15,498      16,206      97,565      32,288      32,288      97,565      61,273      61,273      97,565
-------------------------------------------------------------------------------------------------------------------------------
    15       62,366       6,470      15,498      97,565      31,964      31,964      97,565      93,336      93,336      97,565
-------------------------------------------------------------------------------------------------------------------------------
    20       79,596         0         6,470         0        27,379      27,379      97,565     144,065     144,065      97,565
-------------------------------------------------------------------------------------------------------------------------------
    25      101,588         0           0           0        11,226      11,226      97,565     202,990     222,990      97,565
-------------------------------------------------------------------------------------------------------------------------------
    30      129,654         0           0           0           0           0           0       342,060     342,060      97,565
-------------------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

 $30,000 INITIAL PREMIUM
 $58,176 SPECIFIED AMOUNT
  ------
 MALE NONSMOKER: AGE 65
 CURRENT RATES

                         ------------------------------------------------------------------------------------------------------
                                                            HYPOTHETICAL GROSS INVESTMENT RETURN
                         -------------------------------------------------------------------------------------------------------
    End      PREMIUM                   0%                                  6%                                  12%
    of      PAID PLUS  --------------------------------------------------------------------------------------------------------
 Contract   INTEREST     Account      Surr.       Death      Account      Surr.      Death       Account      Surr.      Death
   Year       AT 5%       Value       Value      Benefit      Value       Value      Benefit      Value       Value     Benefit
--------------------------------------------------------------------------------------------------------------------------------
    1         31,500      28,985      26,060      58,178      30,759      27,834      58,178      32,532      29,607      58,178
--------------------------------------------------------------------------------------------------------------------------------
    2         33,075      28,004      25,154      58,178      31,537      28,687      58,178      35,280      32,430      58,178
--------------------------------------------------------------------------------------------------------------------------------
    3         34,729      27,055      24,355      58,178      32,336      29,636      58,178      38,262      35,562      58,178
--------------------------------------------------------------------------------------------------------------------------------
    4         36,465      26,137      23,737      58,178      33,156      30,756      58,178      41,500      39,100      58,178
--------------------------------------------------------------------------------------------------------------------------------
    5         38,288      25,250      23,150      58,178      33,998      31,898      58,178      45,014      42,914      58,178
--------------------------------------------------------------------------------------------------------------------------------
    6         40,202      24,391      22,591      58,178      34,861      33,061      58,178      48,829      47,029      58,178
--------------------------------------------------------------------------------------------------------------------------------
    7         42,212      23,561      22,061      58,178      35,748      34,248      58,178      52,969      51,469      59,855
--------------------------------------------------------------------------------------------------------------------------------
    8         44,323      22,758      21,588      58,178      36,658      35,458      58,178      57,463      56,263      63,784
--------------------------------------------------------------------------------------------------------------------------------
    9         46,539      21,981      21,081      58,178      37,591      36,691      58,178      62,341      61,441      67,952
--------------------------------------------------------------------------------------------------------------------------------
    10        48,866      21,230      21,230      58,178      38,550      38,550      58,178      67,636      67,636      72,371
--------------------------------------------------------------------------------------------------------------------------------
    15        62,366      18,281      18,281      58,178      44,842      44,842      58,178     104,313     104,313     109,529
--------------------------------------------------------------------------------------------------------------------------------
    20        79,596      15,723      15,723      58,178      52,189      52,189      58,178     161,150     161,150     169,207
--------------------------------------------------------------------------------------------------------------------------------
    25       101,588      13,503      13,503      58,178      60,766      60,766      63,805     248,955     248,955     261,403
--------------------------------------------------------------------------------------------------------------------------------
    30       129,654      11,577      11,577      58,178      70,780      70,780      71,488     384,602     384,602     388,448
--------------------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

$30,000 INITIAL PREMIUM
$58,176 SPECIFIED AMOUNT
 ------
MALE NONSMOKER: AGE 65
GUARANTEED RATES


                                                    HYPOTHETICAL GROSS INVESTMENT RETURN
--------------------------------------------------------------------------------------------------------------------
   End       PREMIUM                   0%                             6%                             12%
    of      PAID PLUS     ------------------------------------------------------------------------------------------
 Contract   INTEREST      Account     Surr.    Death      Account    Surr.    Death     Account      Surr.    Death
   Year       AT 5%        Value      Value   Benefit      Value     Value   Benefit     Value       Value   Benefit
====================================================================================================================
    1        31,500       28,381     25,456    58,178     30,159    27,234    58,178     31,938     29,013    58,178
--------------------------------------------------------------------------------------------------------------------
    2        33,075       26,706     23,856    58,178     30,258    27,408    58,178     34,028     31,178    58,178
--------------------------------------------------------------------------------------------------------------------
    3        34,729       24,963     22,263    58,178     30,290    27,590    58,178     36,294     33,594    58,178
--------------------------------------------------------------------------------------------------------------------
    4        36,465       23,136     20,736    58,178     20,245    27,845    58,178     28,765     36,365    58,178
--------------------------------------------------------------------------------------------------------------------
    5        38,288       21,202     19,102    58,178     30,108    28,008    58,178     41,473     39,373    58,178
--------------------------------------------------------------------------------------------------------------------
    6        40,202       19,136     17,336    58,178     29,861    28,061    58,178     44,458     42,658    58,178
--------------------------------------------------------------------------------------------------------------------
    7        42,212       16,902     15,402    58,178     29,483    27,983    58,178     47,772     46,272    58,178
--------------------------------------------------------------------------------------------------------------------
    8        44,323       14,458     13,258    58,178     28,942    27,742    58,178      51,480    50,280    58,178
--------------------------------------------------------------------------------------------------------------------
    9        46,539       11,751     10,851    58,178     28,203    27,303    58,178      55,642    54,742    60,650
--------------------------------------------------------------------------------------------------------------------
    10       48,866        8,719      8,719    58,178     27,224    27,224    58,178      60,214    60,214    64,429
--------------------------------------------------------------------------------------------------------------------
    15       62,366          0          0         0       17,756    17,756    58,178      92,453    92,453    97,076
--------------------------------------------------------------------------------------------------------------------
    20       79,596          0          0         0          0         0         0       140,711   140,711   147,746
--------------------------------------------------------------------------------------------------------------------
    25      101,588          0          0         0          0         0         0       210,889   210,889   221,433
--------------------------------------------------------------------------------------------------------------------
    30      129,654          0          0         0          0         0         0       318,969   318,969   322,159
--------------------------------------------------------------------------------------------------------------------

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING ECONOMIC CONDITIONS, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND ACCOUNT VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                       APPENDIX C: FINANCIAL STATEMENTS

The financial statements of First Variable Life Insurance Company contained in this prospectus should be considered to bear only upon our ability to meet our obligations under the Policies. They should not be considered as bearing upon the investment experience of the Separate Account.

The following financial statements are included in this Appendix:

          First Variable Life Insurance Company  Separate Account VL

                     First Variable Life Insurance Company

                    FIRST VARIABLE LIFE INSURANCE COMPANY -
                              SEPARATE ACCOUNT VL

                             Financial Statements

                               December 31, 1999

                         Independent Auditors' Report


The Board of Directors and Stockholder of First Variable
   Life Insurance Company and Contract
   Owners of Separate Account VL:


We have audited the accompanying statements of assets and liabilities of each of the nineteen divisions comprising First Variable Life Insurance Company - Separate Account VL, as of December 31, 1999 and the related statements of operations and changes in net assets for each of the periods indicated in the year then ended. These financial statements are the responsibility of the First Variable Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. The accompanying statements of operations and changes in net assets of First Variable Life Insurance Company - Separate Account VL for the periods ended December 31, 1998 and 1997, were audited by other auditors whose reports thereon dated March 18, 1999 and January 30, 1998, respectively, expressed unqualified opinions on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 1999 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of the nineteen divisions comprising First Variable Life Insurance Company - Separate Account VL as of December 31, 1999 and the results of their operations and changes in their net assets for each of the periods indicated in the year then ended, in conformity with generally accepted accounting principles.



March 17, 2000

                    FIRST VARIABLE LIFE INSURANCE COMPANY -
                              SEPARATE ACCOUNT VL

                         Notes to financial statements

                               December 31, 1999




                        Report of Independent Auditors


To the Board of Directors of First Variable Life Insurance Company And Contract Owners of Separate Account VL


We have audited the accompanying statement of operations and the statements of changes in net assets of First Variable Life Insurance Company - Separate Account VL for the year ended December 31, 1998 and for the period from March 31, 1997 (commencement of operations) through December 31, 1997. These financial statements are the responsibility of First Variable Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 1998, by correspondence and with Variable Investors Series Trust and Federated Insurance Series Trust. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in its net assets of First Variable Life Insurance Company - Separate Account VL for the year ended December 31, 1998 and for the period from March 31, 1997 through December 31, 1997 in conformity with accounting principles generally accepted in the United States.

                     FIRST VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL

                     Statements of Assets and Liabilities

                               December 31, 1999

                                                                                          Variable Investors Series Trust
                                                                            --------------------------------------------------------
                                                              Federated                       High
                                                                Prime                        Income         Multiple        Matrix
                                                                Money         Growth          Bond         Strategies       Equity
                                                               Fund II        Division       Division        Division       Division
                                                             -----------    -----------    -----------    ------------   -----------
Assets:
Investments in mutual funds at net
   asset value (see cost below)                               $2,568,867     5,329,302        866,663       3,096,291       947,085
Receivable from First Variable Life Insurance Company                150           117             25               -             -
                                                              ----------     ---------        -------       ---------       -------
          Total assets                                         2,569,017     5,329,419        866,688       3,096,291       947,085
                                                              ----------     ---------        -------       ---------       -------
Liabilities:

Payable to First Variable Life Insurance Company                       -             -            163             995            35
                                                              ----------     ---------        -------       ---------       -------
Net Assets:

Contracts in accumulation period                              $2,569,017     5,329,419        866,525       3,095,296       947,050
                                                              ==========     =========        =======       =========       =======
Investments in mutual funds at cost                           $2,568,867     4,127,651        871,707       2,466,990       849,783
                                                              ==========     =========        =======       =========       =======


                                                                             Variable Investors Series Trust
                                                               --------------------------------------------------------
                                                                  U.S.
                                                               Government        World         Growth &      Small Cap
                                                                  Bond           Equity         Income         Growth
                                                                Division        Division       Division       Division
                                                               ----------      ---------      -----------    ---------
Asset:
Investments in mutual funds at net                              $537,841       1,379,938       2,699,557     2,361,710
   asset value (see cost below)
Receivable from First Variable Life Insurance Company                 19               -               -             -
                                                                --------       ---------       ---------     ---------
          Total assets                                           537,860       1,379,938       2,699,557     2,361,710
                                                                --------       ---------       ---------     ---------
Liabilities:

Payable to First Variable Life Insurance Company                       -             181             229           330
                                                                --------       ---------       ---------     ---------
Net Assets:

Contracts in accumulation period                                $537,860       1,379,777       2,699,328     2,361,380
                                                                ========       =========       =========     =========
Investments in mutual funds at cost                             $559,380         962,958       2,608,323     1,523,673
                                                                ========       =========       =========     =========

See accompanying notes to financial statements.
                                                                     (continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL

                Statements of Assets and Liabilities, continued

                               December 31, 1999

                                                                            Bankers    Bankers                 Lord
                                           AIM                   American    Trust      Trust     Franklin    Abbett
                                         Capital       AIM       Century     Equity   Small Cap   Templeton  Growth &
Assets:                                Appreciation   Growth     VP Value    Index      Index       Int'l     Income
                                       ------------  ---------  ---------  ---------  ----------  ---------  ---------
Investments in mutual funds
  at net asset value (see cost below)  $    855,683    787,434    131,270    604,771      83,154    223,876    276,330
Receivable from First Variable Life
  Insurance Company                              --         --         --         --          --         --         --
                                       ------------  ---------  ---------  ---------  ----------  ---------  ---------

          Total assets                      855,683    787,434    131,270    604,771      83,154    223,876    276,330
                                       ------------  ---------  ---------  ---------  ----------  ---------  ---------

Liabilities:

Payable to First Variable Life
  Insurance Company                              57         27         --         17           7         12          5
                                       ------------  ---------  ---------  ---------  ----------  ---------  ---------

Net Assets:

Contracts in accumulation period       $    855,626    787,407    131,270    604,754      83,147    223,864    276,325
                                       ============  =========  =========  =========  ==========  =========  =========

Investments in mutual funds at cost    $    692,921    714,838    135,691    566,121      76,895    204,608    282,696
                                       ============  =========  =========  =========  ==========  =========  =========

                                            MFS                   MFS
                                            New         MFS     Growth &
Assets:                                   Discovery    Growth    Income
                                         ----------  ---------  ---------
Investments in mutual funds
  at net asset value (see cost below)   $ 1,202,779    375,366    175,333
Receivable from First Variable Life
  Insurance Company                              --         --         --
                                        -----------  ---------  ---------

          Total assets                    1,202,779    375,366    175,333
                                        -----------  ---------  ---------

Liabilities:

Payable to First Variable Life
  Insurance Company                             122         16          3
                                        -----------  ---------  ---------

Net Assets:

Contracts in accumulation period        $ 1,202,657    375,350    175,330
                                        ===========  =========  =========

Investments in mutual funds at cost     $   913,031    323,027    166,449
                                        ===========  =========  =========


See accompanying notes to financial statements.

               FIRST VARIABLE LIFE INSURANCE COMPANY
                       SEPARATE ACCOUNT VL

                   Statements of Operations

                   Year Ended December 31, 1999

                                                                          Variable Investors Series Trust
                                                -----------------------------------------------------------------------------------
                                    Federated               High                             U.S.
                                      Prime                Income    Multiple    Matrix   Government   World    Growth &  Small Cap
                                      Money      Growth     Bond    Strategies   Equity      Bond      Equity    Income     Growth
                                     Fund II    Division  Division   Division   Division   Division   Division  Division   Division
                                    ---------  ---------  --------  ----------  --------  ----------  --------  --------  ---------
Investment income - dividends       $  44,679    152,557     1,056      62,209    17,887         557    14,884    54,126          -
Expenses:
  Risk and administrative charges       7,366     31,977     6,999      17,899     8,109       5,068     8,142    20,464     10,815
                                    ---------  ---------  --------  ----------  --------  ----------  --------  --------  ---------
    Net investment income (loss)       37,313    120,580    (5,943)     44,310     9,778      (4,511)    6,742    33,662    (10,815)
                                    ---------  ---------  --------  ----------  --------  ----------  --------  --------  ---------
Realized and unrealized gain
  (loss) on investments:
  Realized gain (loss) on fund
    shares redeemed                         -    173,816   (15,184)     72,126    90,107      (1,918)   (8,790)   46,398     52,814
  Net unrealized appreciation
    (depreciation) on investments
    during the year                         -    962,384    28,703     470,437    27,164      (8,304)  484,769    21,225    762,445
                                    ---------  ---------  --------  ----------  --------  ----------  --------  --------  ---------
    Net realized and unrealized
      gain (loss) on investments            -  1,136,200    13,519     542,563   117,271     (10,222)  475,979    67,623    815,259
                                    ---------  ---------  --------  ----------  --------  ----------  --------  --------  ---------
    Net increase in net assets
      resulting from operations     $  37,313  1,256,780     7,576     586,873   127,049     (14,733)  482,721   101,285    804,444
                                    =========  =========  ========  ==========  ========  ==========  ========  ========  =========

See accompanying notes to financial statements.

                                                                     (continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL

                     Statements of Operations, continued

                         Year Ended December 31, 1999

                                                                                                    Bankers        Bankers
                                                         AIM                         American        Trust          Trust
                                                       Capital           AIM         Century         Equity       Small Cap
                                                    Appreciation/(1)/   Growth/(1)/  VP Value/(1)/   Index/(1)/     Index/(1)/
                                                    -----------------   -----------  -------------  ------------  ------------
Investment income - dividends                       $          18,462        24,182              -         5,764         3,259

Expenses:
   Risk and administrative charges                              1,752         1,110            237         1,089           177
                                                    -----------------   -----------  -------------  ------------  ------------
     Net investment income (loss)                              16,710        23,072           (237)        4,675         3,082
                                                    -----------------   -----------  -------------  ------------  ------------
Realized and unrealized gain (loss) on investments:
   Realized gain (loss) on fund shares redeemed                 9,088         5,085           (798)        2,122           737
   Net unrealized appreciation (depreciation)
     on investments during the year                           162,762        72,596         (4,421)       38,649         6,259
                                                    -----------------   -----------  -------------  ------------  ------------
        Net realized and unrealized gain (loss)
          on investments                                      171,850        77,681         (5,219)       40,771         6,996
                                                    -----------------   -----------  -------------  ------------  ------------
        Net increase in net assets
          resulting from operations                 $         188,560       100,753         (5,456)       45,446        10,078
                                                    =================   ===========  =============  ============  ============


                                                                           Lord
                                                        Franklin          Abbett           MFS                             MFS
                                                        Templeton         Growth &         New              MFS           Growth
                                                        Int'l/(1)/       Income/(1)/   Discovery/(1)/   Growth/(1)/   & Income/(1)/
                                                      ------------      ------------   --------------   -----------   -------------
Investment income - dividends                         $          -            19,983           20,653         1,314               -

Expenses:
   Risk and administrative charges                             310               477            2,204           641             411
                                                      ------------      ------------   --------------   -----------   -------------
     Net investment income (loss)                             (310)           19,506           18,449           673            (411)
                                                      ------------      ------------   --------------   -----------   -------------
Realized and unrealized gain (loss) on investments:
   Realized gain (loss) on fund shares redeemed                413               (60)          54,221         8,414            (910)
   Net unrealized appreciation (depreciation)
     on investments during the year                         19,268            (6,366)         289,747        52,339           8,884
                                                      ------------      ------------   --------------   -----------   -------------
        Net realized and unrealized gain (loss)
          on investments                                    19,681            (6,426)         343,968        60,753           7,974
                                                      ------------      ------------   --------------   -----------   -------------
        Net increase in net assets
          resulting from operations                   $     19,371            13,080          362,417        61,426           7,563
                                                      ============      ============   ==============   ===========   =============

(1)  From commencement of operations, May 1, 1999.

See accompanying notes to financial statements.

                      FIRST VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL

                           Statements of Operations

                         Year Ended December 31, 1998

                                                                          Variable Investors Series Trust
                                                -----------------------------------------------------------------------------------
                                    Federated               High                             U.S.
                                      Prime                Income    Multiple    Matrix   Government   World    Growth &  Small Cap
                                      Money      Growth     Bond    Strategies   Equity      Bond      Equity    Income     Growth
                                     Fund II    Division  Division   Division   Division   Division   Division  Division   Division
                                    ---------  ---------  --------  ----------  --------  ----------  --------  --------  ---------
Investment income - dividends       $   7,278    279,822    65,715      74,553    51,886      26,915    62,622    54,802          -
Expenses:
  Risk and administrative charges       1,678     20,578    10,849      10,684     8,453       2,724     7,724    18,507     11,421
                                    ---------  ---------  --------  ----------  --------  ----------  --------  --------  ---------
    Net investment income (loss)        5,600    259,244    54,866      63,869    43,433      24,191    54,898    36,295    (11,421)
                                    ---------  ---------  --------  ----------  --------  ----------  --------  --------  ---------
Realized and unrealized gain
  (loss) on investments:
  Realized gain (loss) on fund
    shares redeemed                         -     (6,830)  (26,762)     24,546   (33,571)        124   (31,647)    3,233    (79,910)
  Net unrealized appreciation
    (depreciation) on investments
    during the year                         -    299,094     4,432     186,414   116,810      (8,920)  (11,058)  108,532    117,155
                                    ---------  ---------  --------  ----------  --------  ----------  --------  --------  ---------
      Net realized and unrealized
        gain (loss) on investments          -    292,264   (22,330)    210,960    83,239      (8,796)  (42,705)  111,765     37,245
                                    ---------  ---------  --------  ----------  --------  ----------  --------  --------  ---------
      Net increase in net assets
        resulting from operations   $   5,600    551,508    32,536     274,829   126,672      15,395    12,193   148,060     25,824
                                    =========  =========  ========  ==========  ========  ==========  ========  ========  =========

See accompanying notes to financial statements.

                     FIRST VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL

                           Statements of Operations

                         Year Ended December 31, 1997

                                                                                  Variable Investors Series Trust
                                                                    -------------------------------------------------------------
                                                      Federated                         High
                                                        Prime                          Income         Multiple         Matrix
                                                        Money          Growth           Bond         Strategies        Equity
                                                     Fund II/(1)/   Division/(1)/   Division/(1)/   Division/(1)/   Division/(1)/
                                                     ------------   -------------   -------------   -------------   -------------
Investment income - dividends                        $      1,324          55,535          47,215          29,289          51,350
Expenses:
  Risk and administrative charges                             664           5,513           3,913           2,033           1,218
                                                     ------------   -------------   -------------   -------------   -------------
      Net investment income (loss)                            660          50,022          43,302          27,256          50,132
                                                     ------------   -------------   -------------   -------------   -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) on fund shares redeemed                  -           6,149           4,237           4,035           1,214
  Net unrealized appreciation (depreciation)
    on investments during the year                              -         (59,827)        (38,178)        (27,549)        (46,673)
                                                     ------------   -------------   -------------   -------------   -------------
      Net realized and unrealized gain (loss)
        on investments                                          -         (53,678)        (33,941)        (23,514)        (45,459)
                                                     ------------   -------------   -------------   -------------   -------------
      Net increase in net assets
        resulting from operations                    $        660          (3,656)          9,361           3,742           4,673
                                                     ============   =============   =============   =============   =============
                                                                       Variable Investors Series Trust
                                                      -------------------------------------------------------------
                                                          U.S.
                                                       Government        World          Growth &       Small Cap
                                                          Bond           Equity          Income          Growth
                                                      Division/(1)/   Division/(1)/   Division/(1)/   Division/(1)/
                                                      -------------   -------------   -------------   -------------
Investment income - dividends                         $       6,135          48,451          61,509          18,164
Expenses:
  Risk and administrative charges                               664           2,723           4,778           3,925
                                                      -------------   -------------   -------------   -------------
      Net investment income (loss)                            5,471          45,728          56,731          14,239
                                                      -------------   -------------   -------------   -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) on fund shares redeemed                  115           1,148           9,851           4,242
  Net unrealized appreciation (depreciation)
    on investments during the year                           (4,328)        (56,711)        (38,508)        (41,563)
                                                      -------------   -------------   -------------   -------------
      Net realized and unrealized gain (loss)
        on investments                                       (4,213)        (55,563)        (28,657)        (37,321)
                                                      -------------   -------------   -------------   -------------
      Net increase in net assets
        resulting from operations                     $       1,258          (9,835)         28,074         (23,082)
                                                      =============   =============   =============   =============

/(1)/  Commenced operations on March 31, 1997.

See accompanying notes to financial statements.

                    FIRST VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL

                      Statements of Changes in Net Assets

                         Year ended December 31, 1999

                                                                       Variable Investors Series Trust
                                                     ----------------------------------------------------------------------
                                         Federated                  High                                U.S.
                                           Prime                   Income     Multiple     Matrix    Government    World
                                           Money       Growth       Bond     Strategies    Equity       Bond       Equity
                                          Fund II     Division    Division    Division    Division    Division    Division
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Operations:
  Net investment income                  $   37,313     120,580      (5,943)     44,310       9,778      (4,511)      6,742
  Realized gain (loss) on fund
    shares redeemed                              --     173,816     (15,184)     72,126      90,107      (1,918)     (8,790)
  Net unrealized appreciation
    (depreciation) on investments
      during the year                            --     962,384      28,703     470,437      27,164      (8,304)    484,769
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------

      Net increase (decrease) in
       net assets resulting from
       operations                            37,313   1,256,780       7,576     586,873     127,049     (14,733)    482,721
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------

From contract owner transactions:
  Net proceeds from sale of
    accumulated units                     2,178,938   1,872,594     287,234   1,439,854     383,574     132,520     219,476
  Policy contract charges                   (57,986)   (154,862)    (23,223)    (78,283)    (46,124)    (42,211)    (35,328)
  Cost of accumulation units
    terminated and exchanged                 (9,211)   (159,996)   (158,212)   (165,432)   (723,802)     (8,290)   (109,769)
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease) in net
      assets from contract owner
      transactions                        2,111,741   1,557,736     105,799   1,196,139    (386,352)     82,019      74,379
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
    Increase (decrease) in net
      assets                              2,149,054   2,814,516     113,375   1,783,012    (259,303)     67,286     557,100

Net assets at beginning of year             419,963   2,514,903     753,150   1,312,284   1,206,353     470,574     822,677
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------

Net assets at end of year                $2,569,017   5,329,419     866,525   3,095,296     947,050     537,860   1,379,777
                                         ==========  ==========  ==========  ==========  ==========  ==========  ==========

                                     Variable Investors Series Trust
                                     -------------------------------
                                           Growth      Small
                                             &          Cap.
                                           Income      Growth
                                          Division    Division
                                         ----------  ----------
Operations:
  Net investment income                   $  33,662     (10,815)
  Realized gain (loss) on fund
    shares redeemed                          46,398      52,814
  Net unrealized appreciation
    (depreciation) on investments
      during the year                        21,225     762,445
                                          ---------  ----------

      Net increase (decrease) in
       net assets resulting from
       operations                           101,285     804,444
                                          ---------  ----------

From contract owner transactions:
  Net proceeds from sale of
    accumulated units                       793,471     235,042
                                          ---------  ----------
  Policy contract charges                   (87,844)    (60,477)
  Cost of accumulation units
    terminated and exchanged               (105,075)   (168,906)
                                          ---------  ----------

    Increase (decrease) in net
      assets from contract owner
      transactions                          600,552       5,659
                                          ---------  ----------
    Increase (decrease) in net
      assets                                701,837     810,103

Net assets at beginning of year           1,997,491   1,551,277
                                          ---------  ----------

Net assets at end of year                $2,699,328   2,361,380
                                         ==========  ==========

See accompanying notes to financial statements.

                     FIRST VARIABLE LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT VL

                Statements of Changes in Net Assets, continued

                         Year ended December 31, 1999

                                                                                                    Bankers        Bankers
                                                         AIM                         American        Trust          Trust
                                                       Capital           AIM         Century         Equity       Small Cap
                                                    Appreciation/(1)/   Growth/(1)/  VP Value/(1)/   Index/(1)/     Index/(1)/
                                                    -----------------   -----------  -------------  ------------  ------------
Operations:
  Net investment income                                    $  16,710         23,072           (237)        4,675         3,082
  Realized gain (loss) on fund shares redeemed                 9,088          5,085           (798)        2,122           737
  Net unrealized appreciation (depreciation)
    on investments during the year                           162,762         72,596         (4,421)       38,649         6,259
                                                    ----------------    -----------  -------------  ------------  ------------
       Net increase (decrease) in net assets
         resulting from operations                           188,560        100,753         (5,456)       45,446        10,078
                                                    ----------------    -----------  -------------  ------------  ------------
From contract owner transactions:
  Net proceeds from sale of accumulated units                690,836        715,287        144,669       589,275        76,014
  Policy contract charges                                    (10,764)       (15,321)        (3,720)      (12,584)       (2,932)
  Cost of accumulation units terminated
    and exchanged                                            (13,006)       (13,312)        (4,223)      (17,383)          (13)
                                                    ----------------    -----------  -------------  ------------  ------------
       Increase (decrease) in net assets
         from contract owner transactions                    667,066        686,654        136,726       559,308        73,069
                                                    ----------------    -----------  -------------  ------------  ------------
       Increase (decrease) in net assets                     855,626        787,407        131,270       604,754        83,147

Net assets at beginning of year                                    -              -              -             -             -
                                                    ----------------    -----------  -------------  ------------  ------------
Net assets at end of year                                  $ 855,626        787,407        131,270       604,754        83,147
                                                    =================   ===========  =============  ============  ============


                                                                           Lord
                                                        Franklin          Abbett           MFS                             MFS
                                                        Templeton         Growth &         New              MFS           Growth
                                                       Int'l./(1)/       Income/(1)/   Discovery/(1)/   Growth/(1)/   & Income/(1)/
                                                      ------------      ------------   --------------   -----------   -------------
Operations:
  Net investment income                               $       (310)           19,506           18,449           673            (411)
  Realized gain (loss) on fund shares redeemed                 413               (60)          54,221         8,414            (910)
  Net unrealized appreciation (depreciation)
    on investments during the year                          19,268            (6,366)         289,747        52,339           8,884
                                                      ------------      ------------   --------------   -----------   -------------
       Net increase (decrease) in net assets
         resulting from operations                          19,371            13,080          362,417        61,426           7,563
                                                      ------------      ------------   --------------   -----------   -------------
From contract owner transactions:
  Net proceeds from sale of accumulated units              216,441           275,012        1,021,413       321,047         179,818
  Policy contract charges                                   (5,579)           (5,410)         (12,314)       (6,982)         (7,005)
  Cost of accumulation units terminated
    and exchanged                                           (6,369)           (6,357)        (168,859)         (141)         (5,046)
                                                      ------------      ------------   --------------   -----------   -------------
       Increase (decrease) in net assets
         from contract owner transactions                  204,493           263,245          840,240       313,924         167,767
                                                      ------------      ------------   --------------   -----------   -------------
       Increase (decrease) in net assets                   223,864           276,325        1,202,657       375,350         175,330

Net assets at beginning of year                                  -                 -                -             -               -
                                                      ------------      ------------   --------------   -----------   -------------
Net assets at end of year                             $    223,864           276,325        1,202,657       375,350         175,330
                                                      ============      ============   ==============   ===========   =============


(1)  From commencement of operations, May 1, 1999.

See accompanying notes to financial statements.

                    FIRST VARIABLE LIFE INSURANCE COMPANY -
                              SEPARATE ACCOUNT VL

                      Statements of Changes in Net Assets

                         Year ended December 31, 1998

                                                                       Variable Investors Series Trust
                                                     ----------------------------------------------------------------------
                                         Federated                  High                                U.S.
                                           Prime                   Income     Multiple     Matrix    Government    World
                                           Money       Growth       Bond     Strategies    Equity       Bond       Equity
                                          Fund II     Division    Division    Division    Division    Division    Division
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------
Operations:
  Net investment income                  $    5,600     259,244      54,866      63,869      43,433      24,191      54,898
  Realized gain (loss) on fund
    shares redeemed                              --      (6,830)    (26,762)     24,546     (33,571)        124     (31,647)
  Net unrealized appreciation
    (depreciation) on investments
    during the year                              --     299,094       4,432     186,414     116,810      (8,920)    (11,058)
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------

      Net increase (decrease) in
       net assets resulting from
       operations                             5,600     551,508      32,536     274,829     126,672      15,395      12,193
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------

From contract owner transactions:
  Net proceeds from sale of
    accumulated units                       358,835   1,225,672     466,386     750,223     853,105     352,694     480,470
  Cost of accumulation units
    terminated and exchanged                 (2,727)    (91,912)   (521,331)   (114,836)    (21,299)     (3,780)    (49,317)
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------

    Increase (decrease) in net
      assets from contract owner
      transactions                          356,108   1,133,760     (54,945)    635,387     831,806     348,914     431,153
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------

    Increase (decrease) in net
      assets                                361,708   1,685,268     (22,409)    910,216     958,478     364,309     443,346

Net assets at beginning of year              58,255     829,635     775,559     402,068     247,875     106,265     379,331
                                         ----------  ----------  ----------  ----------  ----------  ----------  ----------

Net assets at end of year                $  419,963   2,514,903     753,150   1,312,284   1,206,353     470,574     822,677
                                         ==========  ==========  ==========  ==========  ==========  ==========  ==========

                                     Variable Investors Series Trust
                                     -------------------------------
                                           Growth      Small
                                            and         Cap.
                                           Income      Growth
                                          Division    Division
                                         ----------  ----------
Operations:
  Net investment income                  $   36,295     (11,421)
  Realized gain (loss) on fund
    shares redeemed                           3,233     (79,910)
  Net unrealized appreciation
    (depreciation) on investments
      during the year                       108,532     117,155
                                         ----------   ---------

      Net increase (decrease) in
       net assets resulting from
       operations                           148,060      25,824
                                         ----------   ---------

From contract owner transactions:
  Net proceeds from sale of
    accumulated units                     1,107,293   1,040,477

  Cost of accumulation units
    terminated and exchanged                (84,267)   (109,741)
                                         ----------   ---------

    Increase (decrease) in net
      assets from contract owner
      transactions                        1,023,026     940,736
                                         ----------   ---------

    Increase (decrease) in net
      assets                              1,171,086     956,560

Net assets at beginning of year             826,405     594,717
                                         ----------   ---------

Net assets at end of year                $1,997,491   1,551,277
                                         ==========   =========

See accompanying notes to financial statements.

                    FIRST VARIABLE LIFE INSURANCE COMPANY -
                              SEPARATE ACCOUNT VL

                      Statements of Changes in Net Assets

                         Year ended December 31, 1997

                                                                       Variable Investors Series Trust
                                        -------------------------------------------------------------------------------------------
                                         Federated                     High                                             U.S.
                                           Prime                      Income          Multiple         Matrix        Government
                                           Money        Growth         Bond          Strategies        Equity           Bond
                                        Fund II/(1)/   Division/(1)/  Division/(1)/   Division/(1)/   Division/(1)/   Division/(1)/
                                        ------------  --------------  -------------  --------------   -------------   -------------
Operations:
  Net investment income                  $      660           50,022         43,302          27,256          50,132          5,471
  Realized gain (loss) on fund
    shares redeemed                              --            6,149          4,237           4,035           1,214            115
  Net unrealized appreciation
    (depreciation) on investments
    during the year                              --          (59,827)       (38,178)        (27,549)        (46,673)        (4,328)
                                         ----------       ----------     ----------      ----------      ----------     ----------
      Net increase (decrease) in
       net assets resulting from
       operations                               660           (3,656)         9,361           3,742           4,673          1,258
                                         ----------       ----------     ----------      ----------      ----------     ----------
From contract owner transactions:
  Net proceeds from sale of
    accumulated units                       225,761          725,575        786,740         431,203         237,690         86,790
  Cost of accumulation units
    terminated and exchanged               (168,166)        (107,716)       (20,542)        (32,877)         (5,512)       (18,217)
                                         ----------       ----------     ----------      ----------      ----------     ----------
    Increase (decrease) in net
      assets from contract owner
      transactions                           57,595          833,291        766,198         398,326         243,202        105,007
                                         ----------       ----------     ----------      ----------      ----------     ----------
    Increase (decrease) in net
      assets                                 58,255          829,635        775,559         402,068         247,875        106,265

Net assets at beginning of year                   -                -              -               -               -              -
                                         ----------       ----------     ----------      ----------      ----------     ----------

Net assets at end of year                $   58,255          829,635        775,559         402,068         247,875        106,265
                                         ==========       ==========     ==========      ==========      ==========     ==========

                                                  Variable Investors Series Trust
                                        --------------------------------------------------
                                                               Growth            Small
                                           World                and               Cap
                                           Equity              Income            Growth
                                         Division/(1)/       Division/(1)/   Division/(1)/
                                        --------------      --------------  --------------
Operations:
  Net investment income                 $       45,728              56,731          14,239
  Realized gain (loss) on fund
    shares redeemed                              1,148               9,851           4,242
  Net unrealized appreciation
    (depreciation) on investments
      during the year                          (56,711)            (38,508)        (41,563)
                                        --------------      --------------  --------------
      Net increase (decrease) in
       net assets resulting from
       operations                               (9,835)             28,074         (23,082)
                                        --------------      --------------  --------------
From contract owner transactions:
  Net proceeds from sale of
    accumulated units                          414,940             808,742         487,032
  Cost of accumulation units
    terminated and exchanged                   (25,774)            (10,411)        130,767
                                        --------------      --------------  --------------
    Increase (decrease) in net
      assets from contract owner
      transactions                             389,166             798,331         617,799
                                        --------------      --------------  --------------
    Increase (decrease) in net
      assets                                   379,331             826,405         594,717

Net assets at beginning of year                      -                   -               -
                                        --------------      --------------  --------------
Net assets at end of year               $      379,331             826,405         594,717
                                        ==============      ==============  ==============

(1)  Commenced operations on March 31, 1997.

See accompanying notes to financial statements.

                    FIRST VARIABLE LIFE INSURANCE COMPANY -
                              SEPARATE ACCOUNT VL

                         Notes to Financial Statements

                               December 31, 1999


(1)  Organization

     First Variable Life Insurance Company - Separate Account VL (the Fund), which began operations on March 31, 1997, is a segregated account of First Variable Life Insurance Company (First Variable Life) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Eight of the investment divisions of the Fund are invested solely in the shares of the eight corresponding portfolios of the Variable Investors Series Trust (the Trust), a no-load, diversified, open-end, series management investment company registered under the 1940 Act. The remaining eleven investment divisions are invested in the Federated Prime Money Fund II (Federated), AIM Capital Appreciation, AIM Growth, American Century VP Value, Bankers Trust Equity Index, Bankers Trust Small Capital Index, Franklin Templeton International, Lord Abbett Growth and Income, MFS New Discovery, MFS Growth, and MFS Growth and Income, all of which, are open-end management investment companies. Under applicable insurance law, the assets and liabilities of the Fund are clearly identified and distinguished from the other assets and liabilities of First Variable Life. The Fund cannot be charged with liabilities arising out of any other business of First Variable Life.

     First Variable Life is a wholly owned subsidiary of ILona Financial Group, Inc. (ILona) (previously Irish Life of North America, Inc.) ILona is a subsidiary of Irish Life, plc located in Dublin, Ireland. During 1999 Irish Life plc merged with Irish Permanent plc to form Irish Life & Permanent plc. First Variable Life is domiciled in the State of Arkansas.

     The assets of the Fund are not available to meet the general obligations of First Variable Life or ILona, and are held for the exclusive benefit of the contract owners participating in the Fund.

(2)  Significant Accounting Policies

     The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

          Investments

          The Fund's investments in the corresponding series of mutual funds are stated at the net asset values per share of the respective series, which approximates fair value. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of shares sold and redeemed is determined on the first in, first out method. Dividends and capital gain distributions received from the mutual funds are reinvested in additional shares of the respective mutual funds and are recorded as income by the Fund on the ex-dividend date.

          Federal Income Taxes

          For Federal income tax purposes, operations of the Fund are combined with those of First Variable Life, which is taxed as a life insurance company. First Variable Life anticipates no tax liability resulting from the operations of the Fund. Therefore, no provision for income taxes has been charged against the Fund.

                    FIRST VARIABLE LIFE INSURANCE COMPANY -
                              SEPARATE ACCOUNT VL

                         Notes to Financial Statements

                               December 31, 1999


       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

       Other

       Certain 1998 and 1997 information has been restated to conform to the 1999 presentation.

(3)  Investments

     The following table presents selected data for investments in each of the divisions of the Fund at December 31, 1999:

                                                   Number of                          Net asset
                                                    shares             Cost             value
                                                   ---------        ----------        ----------
Federated Prime Money Fund II                      2,568,867        $2,568,867        $2,568,867
Growth Division                                      100,507         4,127,651         5,329,302
High Income Bond Division                             92,978           871,707           866,663
Multiple Strategies Division                         145,059         2,466,990         3,096,291
Matrix Equity Division                                51,710           849,783           947,085
U.S. Government Bond Division                         53,153           559,380           537,841
World Equity Division                                 66,201           962,958         1,379,938
Growth & Income Division                             163,227         2,608,323         2,699,557
Small Cap Growth Division                             86,623         1,523,673         2,361,710
AIM Capital Appreciation                              24,050           692,921           855,683
AIM Growth                                            24,417           714,838           787,434
American Century VP Value                             22,062           135,691           131,270
Bankers Trust Equity Index                            39,840           566,121           604,771
Bankers Trust Small Cap Index                          7,162            76,895            83,154
Franklin Templeton Int'l                              10,116           204,608           223,876
Lord Abbett Growth & Income                           12,470           282,696           276,330
MFS New Discovery                                     69,646           913,031         1,202,779
MFS Growth                                            26,908           323,027           375,366
MFS Growth & Income                                    8,228           166,449           175,333
                                                   =========        ==========        ==========

                    FIRST VARIABLE LIFE INSURANCE COMPANY -
                              SEPARATE ACCOUNT VL

                         Notes to Financial Statements

                               December 31, 1999


(4)  Net Assets

     Variable life net assets at December 31, 1999 consists of the following:

                                                Accumulation      Accumulation          Net          1999 Rate of
                                                   units           unit value          assets           return
Cap One Pay policies:
     Federated Prime Money Fund II                 55,206          $11.116782        $  613,714           3.67%
     Growth Division                              158,933           21.923447         3,484,367          33.33
     High Income Bond Division                     59,299           11.422046           677,310           0.92
     Multiple Strategies Division                 102,569           19.880965         2,039,171          26.85
     Matrix Equity Division                        35,655           16.677953           594,645          13.12
     U.S. Government Bond Division                 42,493           11.354149           482,472          -2.78
     World Equity Division                         60,238           17.826152         1,073,813          54.07
     Growth & Income Division                     131,837           14.520392         1,914,324           5.32
     Small Cap Growth Division                     64,285           20.678973         1,329,342          78.68
     AIM Capital Appreciation                      25,131           13.980501           351,341          39.81*
     AIM Growth                                    18,665           12.575014           234,717          25.75*
     American Century VP Value                      3,486            9.112691            31,770          -8.87*
     Bankers Trust Equity Index                    22,820           11.006379           251,164          10.06*
     Bankers Trust Small Cap Index                    688           11.677130             8,032          16.77*
     Franklin Templeton Int'l                       5,699           11.228600            63,991          12.29*
     Lord Abbett Growth & Income                    4,841           10.523052            50,938           5.23*
     MFS New Discovery                             33,618           16.350363           549,672          63.50*
     MFS Growth                                     3,208           13.916482            44,650          39.16*
     MFS Growth & Income                            3,363           10.217848            34,361           2.18*

Cap Solutions policies:
     Federated Prime Money Fund II                182,575           10.709584         1,955,303           3.98
     Growth Division                               99,653           18.514811         1,845,052          33.73
     High Income Bond Division                     18,551           10.199465           189,215           1.22
     Multiple Strategies Division                  62,435           16.915603         1,056,125          27.23
     Matrix Equity Division                        25,746           13.687656           352,405          13.46
     U.S. Government Bond Division                  5,327           10.397050            55,388           0.33
     World Equity Division                         18,960           16.137684           305,964          54.53
     Growth & Income Division                      66,512           11.802510           785,004           5.63
     Small Cap Growth Division                     58,375           17.679500         1,032,038          79.21
     AIM Capital Appreciation                      36,010           14.003959           504,285          40.04*
     AIM Growth                                    43,878           12.596124           552,690          25.96*
     American Century VP Value                     10,900            9.128008            99,500          -8.72*
     Bankers Trust Equity Index                    32,072           11.024864           353,590          10.25*
     Bankers Trust Small Cap Index                  6,422           11.696730            75,115          16.97*
     Franklin Templeton Int'l                      14,214           11.247443           159,873          12.47*
     Lord Abbett Growth & Income                   21,382           10.540728           225,387           5.41*
     MFS New Discovery                             39,870           16.377763           652,985          63.78*
     MFS Growth                                    23,723           13.939816           330,700          39.40*
     MFS Growth & Income                           13,773           10.235016           140,969           2.35*
                                                  =======          ==========        ==========          ======

* Returns for periods less than one year are not annualized

                    FIRST VARIABLE LIFE INSURANCE COMPANY -
                              SEPARATE ACCOUNT VL

                         Notes to Financial Statements

                               December 31, 1999


(5)  Purchases and Sales of Securities

     Cost of purchases and proceeds from sales of each mutual fund during the year ended December 31, 1999 are shown below:

                                                                       Proceeds
                                                          Purchases   from sales
                                                          ---------   ----------
     Federated Prime Money Fund II                       $3,348,637    1,199,732
     Growth Division                                      2,893,801    1,215,602
     High Income Bond Division                              352,220      252,225
     Multiple Strategies Division                         1,917,645      575,572
     Matrix Equity Division                                 480,942      856,545
     U.S. Government Bond Division                          315,729      238,252
     World Equity Division                                  322,936      208,535
     Growth & Income Division                             1,174,353      539,897
     Small Cap Growth Division                            1,238,484    1,195,986
     AIM Capital Appreciation                               779,633       95,801
     AIM Growth                                             759,904       50,151
     American Century VP Value                              156,333       19,844
     Bankers Trust Equity Index                             691,148      127,149
     Bankers Trust Small Cap Index                           92,485       16,328
     Franklin Templeton Int'l                               232,938       28,743
     Lord Abbett Growth & Income                            296,917       14,162
     MFS New Discovery                                    1,219,551      360,739
     MFS Growth                                             417,221      102,607
     MFS Growth & Income                                    210,901       43,542
                                                         ==========    =========

(6)  Expenses

     As more fully disclosed in the prospectus, First Variable Life charges the Fund, based on the value of the Fund, various charges. For Cap One Pay policies, First Variable Life charges the Fund at an annual rate of .90% for mortality and expense risks. For Cap Solutions policies, First Variable Life charges the Fund at an annual rate of .65% for mortality and expense risks. Total charges to the Fund for the year ended December 31, 1999 were $99,090 and $26,157 for Cap One Pay policies and Cap Solutions policies, respectively.

(7)  Diversification Requirements

     Under the provisions of section 817(h) of the Internal Revenue Code (the
     Code), a variable life contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

     The Internal Revenue Service has issued regulations under section 817(h) of the Code. First Variable Life believes that the Fund satisfies the current requirements of the regulations, and it intends that the Fund will continue to meet such requirements.

                    FIRST VARIABLE LIFE INSURANCE COMPANY -
                              SEPARATE ACCOUNT VL

                         Notes to Financial Statements

                               December 31, 1999


(8)  Principal Underwriter and General Distributor

     First Variable Capital Services, Inc., a wholly owned subsidiary of First Variable Life, is principal underwriter and general distributor of the contracts issued through the Fund.

(9)  Year 2000 Issues (Unaudited)

     Like other financial and business organizations around the world, First Variable Life could have been adversely affected if its computer systems and those of its service providers did not properly process and calculate date-related information and data from and after January 1, 2000. The Company did not experience any problems related to the year 2000 issue.

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                       Consolidated Financial Statements

                       December 31, 1999, 1998 and 1997

                  (With Independent Auditors' Report Thereon)

                         Independent Auditors' Report

The Board of Directors and Stockholder

First Variable Life Insurance Company:

We have audited the accompanying consolidated balance sheet of First Variable Life Insurance Company and subsidiaries (the Company) as of December 31, 1999 and the related consolidated statements of income, changes in stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The accompanying financial statements of First Variable Life Insurance Company and subsidiaries as of December 31, 1998 and for each of the two years in the period ended December 31, 1998 were audited by other auditors whose report thereon dated February 2, 1999 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of First Variable Life Insurance Company and subsidiaries as of December 31, 1999 and the consolidated results of their operations and their cash flows for the year ended December 31, 1999 in conformity with generally accepted accounting principles.

March 10, 2000

              Report of Ernst & Young, LLP, Independent Auditors


The Board of Directors and Stockholder
First Variable Life Insurance Company


We have audited the accompanying consolidated balance sheet of First Variable Life Insurance Company as of December 31, 1998, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the two years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of First Variable Life Insurance Company at December 31, 1998, and the consolidated results of its operations and its cash flows for each of the two years in the period ended December 31, 1998, in conformity with accounting principles generally accepted in the United States.

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                          Consolidated Balance Sheets

                          December 31, 1999 and 1998

                       (In thousands, except share data)


                                                              Assets                             1999                    1998
                                                                                              -----------             -----------
Investments:
  Fixed maturities - available-for-sale, at fair value
    (amortized cost:  1999 - $158,248; 1998 - $245,795)                                       $   156,056                 264,741
  Option contracts                                                                                  2,939                   2,279
  Equity securities - at fair value
    (cost:  $684 in 1999 and 1998)                                                                     12                     173
  Policy loans                                                                                        965                     606
                                                                                              -----------             -----------
               Total investments                                                                  159,972                 267,799

Cash and cash equivalents                                                                           3,944                   3,353
Accrued investment income                                                                           3,003                   4,878
Deferred policy acquisition costs                                                                  15,912                  10,481
Value of insurance in force acquired                                                               11,605                  15,089
Property and equipment, less allowance for depreciation
  of $1,106 in 1999 and $836 in 1998                                                                1,023                     574
Goodwill, less accumulated amortization of $767
  in 1999 and $621 in 1998                                                                          2,156                   2,302
Other assets                                                                                          617                     659
Assets held in separate accounts                                                                  304,341                 266,257
                                                                                              -----------             -----------
               Total                                                                          $   502,573                 571,392
                                                                                              ===========             ===========

                                               Liabilities and Stockholder's Equity

Liabilities:
  Future policy benefits for annuity and life products                                        $   119,252                 206,069
  Unearned revenue reserve                                                                            213                     278
  Supplementary contracts without life contingencies                                               20,831                  22,955
  Claim liability                                                                                      66                       -
  Deferred income tax liability                                                                       111                   5,850
  Due to affiliates                                                                                   303                     139
  Other liabilities                                                                                 1,992                   2,149
  Liabilities related to separate accounts                                                        304,341                 266,257
                                                                                              -----------             -----------
               Total liabilities                                                                  447,109                 503,697
                                                                                              -----------             -----------
Stockholder's equity:
   Capital stock, par value $1.00 per share - authorized
     3,500,000 shares, issued and outstanding 2,500,000 shares                                      2,500                   2,500
   Additional paid-in capital                                                                      53,104                  53,104
   Accumulated other comprehensive (loss) income                                                     (909)                  8,195
   Retained earnings                                                                                  769                   3,896
                                                                                              -----------             -----------
               Total stockholder's equity                                                          55,464                  67,695
                                                                                              -----------             -----------
               Total liabilities and stockholder's equity                                     $   502,573                 571,392
                                                                                              ===========             ===========

See accompanying notes to consolidated financial statements.

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                       Consolidated Statements of Income

                 Years ended December 31, 1999, 1998, and 1997

                                (In thousands)

                                                                         1999            1998            1997
                                                                      ----------      ----------      ----------
Revenues:
 Annuity and life product charges                                      $ 4,767           4,026           3,141
 Reinsurance premium                                                       (33)             --              --
 Net investment income                                                  15,108          22,295          22,597
 Realized gains on investments                                           7,209           2,723           1,227
 Other income                                                            3,940           1,576           1,368
                                                                      ----------      ----------      ----------
       Total revenues                                                   30,991          30,620          28,333
                                                                      ----------      ----------      ----------
Benefits and expenses:
 Annuity and life benefits                                              10,208          15,643          14,856
 Underwriting, acquisition, and insurance
  expenses                                                               9,758           9,828           8,313
 Amortization of value of insurance in
  force acquired and deferred policy
  acquisition costs, net                                                13,030           3,473           1,602
 Management fee paid to parent                                             589             480             480
 Other expenses                                                          1,491           1,469           2,610
                                                                      ----------      ----------      ----------
       Total benefits and expenses                                      35,076          30,893          27,861
                                                                      ----------      ----------      ----------
       (Loss) income before Federal income
         tax (benefit) expense                                          (4,085)           (273)            472

 Federal income tax (benefit) expense:
  Current tax                                                               (4)             12              --
  Deferred tax                                                            (954)           (394)            153
                                                                      ----------      ----------      ----------
       Total Federal income tax (benefit) expense                         (958)           (382)            153
                                                                      ----------      ----------      ----------
Net (loss) income                                                      $(3,127)            109             319
                                                                      ==========      ==========      ==========

See accompanying notes to consolidated financial statements.

                     FIRST VARIABLE LIFE INSURANCE COMPANY

          Consolidated Statements of Changes in Stockholder's Equity

                 Years ended December 31, 1999, 1998, and 1997

                                (In thousands)

                                                                                     Accumulated
                                                                Additional              other                           Total
                                                Capital          paid-in            comprehensive       Retained     stockholder's
                                                 stock           capital            income (loss)       earnings        equity
                                                -------         ----------          -------------       --------     -------------
Balance at December 31, 1996                    $ 2,500             53,104                  7,324          3,468            66,396

Net income                                            -                  -                      -            319               319

Net unrealized investment
  gain, net of reclassification
  adjustment                                          -                  -                  1,742              -             1,742
                                                -------         ----------          -------------       --------     -------------
Comprehensive income                                                                                                         2,061
                                                                                                                     -------------
Balance at December 31, 1997                      2,500             53,104                  9,066          3,787            68,457

Net income                                            -                  -                      -            109               109

Net unrealized investment
  loss, net of reclassification
  adjustment                                          -                  -                   (871)             -              (871)
                                                -------         ----------          -------------       --------     -------------
Comprehensive loss                                                                                                            (762)
                                                                                                                     -------------
Balance at December 31, 1998                      2,500             53,104                  8,195          3,896            67,695

Net loss                                              -                  -                      -         (3,127)           (3,127)

Net unrealized investment
  loss, net of reclassification
  adjustment                                          -                  -                 (9,104)             -            (9,104)
                                                -------         ----------          -------------       --------     -------------
Comprehensive loss                                                                                                         (12,231)
                                                                                                                     -------------

Balance at December 31, 1999                    $ 2,500             53,104                   (909)           769            55,464
                                                =======         ==========          =============       ========     =============


See accompanying notes to consolidated financial statements.

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                     Consolidated Statements of Cash Flows

                 Years ended December 31, 1999, 1998, and 1997

                                (In thousands)

                                                   1999        1998       1997
                                                ----------   --------   --------
Operating activities:
     Net (loss) income                          $  (3,127)       109        319
     Adjustments to reconcile net (loss)
        income to net cash provided by
        operating activities:
          Adjustments related to interest-
             sensitive products:
                Annuity and life benefits          10,159     15,643     14,856
                Annuity product charges            (4,767)    (4,026)    (3,141)
          Realized gains on investments            (7,209)    (2,723)    (1,227)
          Policy acquisition costs deferred        (7,492)    (3,665)    (3,208)
          Amortization of deferred policy
             acquisition costs                      4,151        912        594
          Provision for depreciation and
             other amortization                     9,244      2,154        937
          Provision for income taxes               (1,061)      (382)       153
          Other                                     1,955        482      3,560
                                                ---------    -------    -------
               Net cash provided by operating
                  activities                        1,853      8,504     12,843
                                                ---------    -------    -------
Investing activities:
     Sale, maturity, or repayment of fixed
        maturity investments                      111,503     61,253     24,657
     Acquisition of fixed maturities              (16,696)   (29,074)   (19,142)
     Acquisition of option contracts                 (660)    (1,223)      (963)
     Policy loans and other                        (1,078)      (840)      (267)
                                                ---------    -------    -------
               Net cash provided by investing
                  activities                       93,069     30,116      4,285
                                                ---------    -------    -------
Financing and other miscellaneous activities:
     Receipts from interest-sensitive products
        credited to policyholder account
        balances                                   72,176     58,317     64,181
     Return of policyholder account balances
        on interest-sensitive products           (166,507)   (96,613)   (80,713)
                                                ---------    -------    -------
               Net cash used in financing
                  and other miscellaneous
                  activities                      (94,331)   (38,296)   (16,532)
                                                ---------    -------    -------
               Net increase in cash and
                  cash equivalents                    591        324        596

Cash and cash equivalents at beginning of year      3,353      3,029      2,433
                                                ---------    -------    -------
Cash and cash equivalents at end of year        $   3,944      3,353      3,029
                                                =========    =======    =======

See accompanying notes to consolidated financial statements.

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


(1)  Significant Accounting Policies

     Organization and Nature of Business

     First Variable Life Insurance Company (the Company), a life insurance company domiciled in the State of Arkansas, is a wholly-owned subsidiary of ILona Financial Group, Inc. (ILona) (previously Irish Life of North America, Inc.). ILona is a subsidiary of Irish Life plc located in Dublin, Ireland. During 1999 Irish Life plc merged with Irish Permanent plc to form Irish Life & Permanent plc.

     The Company is licensed in 49 states and sells variable and fixed annuity products and variable universal life products through regional wholesalers and insurance brokers.

     Consolidation

     The consolidated financial statements include the Company and its wholly-owned subsidiaries, First Variable Advisory Services Corp. and First Variable Capital Services, Inc. All significant intercompany transactions have been eliminated.

     Investments

          Fixed Maturities and Equity Securities

          Fixed-maturity securities (bonds) are categorized as "available-for-sale," and as a result, are reported at fair value, with unrealized gains and losses on these securities included directly in accumulated other comprehensive income in stockholder's equity, net of certain adjustments (see note 3).

          Option contracts are carried at unamortized premium paid for the contract adjusted for changes in their intrinsic value resulting from movements in the S&P 500 index. Changes in the intrinsic value are credited to investment income.

          Policy loans are carried at unpaid principal balances.

          Premiums and discounts on investments are amortized or accreted using methods which result in a constant yield over the securities' expected lives. Amortization or accretion of premiums and discounts on mortgage and asset-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

          Equity securities (common stocks) are reported at fair value. The change in unrealized gain and loss of equity securities (net of related deferred income taxes, if any) is included directly in accumulated other comprehensive income in stockholder's equity.

     Realized Gains and Losses on Investments

     The carrying values of all the Company's investments are reviewed on an ongoing basis for credit deterioration, and if this review indicates a decline in market value that is other than temporary, the Company's carrying value in the investment is reduced to its estimated realizable value (the sum of the estimated nondiscounted cash flows) and a specific write-down is taken. Such reductions in

                                       6                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


     carrying value are recognized as realized losses and charged to income. Realized gains and losses on sales are determined on the basis of specific identification of investments.

     Cash and Cash Equivalents

     For purposes of the consolidated statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     Deferred Policy Acquisition Costs and Value of Insurance in Force Acquired

     To the extent recoverable from future policy revenues and gross profits, certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. The value of insurance in force acquired is an asset that arose at the date the Company was acquired by ILona. The initial value was determined by an actuarial study using expected future gross profits as a measurement of the net present value of the insurance acquired.

     For variable universal life insurance and investment products, these costs are being amortized generally in proportion to expected gross profits from surrender charges and investment, mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits (including the impact of investment gains and losses) to be realized from a group of products are revised.

     Property and Equipment

     Property and equipment are reported at cost, less allowances for depreciation. Depreciation expense is computed primarily using the straight-line method over the estimated useful lives of the assets.

     Goodwill

     Goodwill represents the excess of the fair value of assets exchanged over the net assets acquired at the date the Company was acquired by ILona. Goodwill is being amortized on a straight-line basis over a period of twenty years.

     The carrying value of goodwill is regularly reviewed for indication of impairment in value which, in the view of management, are other than temporary. If facts and circumstances suggest that goodwill is impaired, the Company will assess the fair value of the underlying business and reduce goodwill to an amount that results in the book value of the underlying business approximating fair value. The Company has not recorded any such write-downs of goodwill.

     Future Policy Benefits

     Future policy benefit reserves for annuity and variable universal life products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances. Interest crediting rates for annuity products ranged from 3.0% to 10% in 1999, and 3.0% to 7.0% in 1998.

                                       7                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


     Deferred Income Taxes

     Deferred income taxes or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred income tax expenses or credits are based on the changes in the related asset or liability from period to period.

     Separate Accounts

     The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered, principally for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying consolidated statements of income.

     Recognition of Premium Revenues and Costs

     Revenues for annuity and variable universal life products consist of policy charges for the cost of insurance, administration charges, and surrender charges assessed against policyholder account balances during the period. Expenses related to these products include interest credited to policyholder account balances and benefit claims incurred in excess of policyholder account balances.

     Approximately 60% of the direct business written (as measured by premiums received) during the period ended December 31, 1999 was written through two broker dealers. Approximately 35% and 42% of the direct business written during the periods ended December 31 1998 and 1997, respectively, were written through three broker dealers. Direct premiums are not concentrated in any geographical area.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Significant estimates and assumptions are utilized in the calculation of deferred policy acquisition costs, policyholder liabilities and accruals, postretirement benefits, guaranty fund assessment accruals, and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the consolidated financial statements.

                                       8                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


          Comprehensive Income

          As of January 1, 1998, the Company adopted Statement of Financial Accounting Standards (SFAS), No. 130, Reporting Comprehensive Income. SFAS 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the new standard has no impact on the Company's net income or stockholder's equity. SFAS 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to the adoption were reported separately in stockholder's equity, to be included in other comprehensive income. Prior year financial statements have been reclassified to conform to the requirements of SFAS 130.

          Pending Accounting Standards

          In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, Accounting for Derivatives Instruments and for Hedging Activities, effective for years beginning after June 15, 1999. SFAS No. 133 requires all derivatives to be recorded on the balance sheet at estimated fair value and it will broaden the definition of derivative instruments to include all classes of financial assets and liabilities. It will also require separate disclosure of identifiable derivative instruments embedded in hybrid securities. The change in fair value is to be recorded each period either in current earnings or other comprehensive income, depending on whether a derivative is designed as part of a hedge transaction and, if it is, on the type of hedge transaction.

          In June 1999, the FASB issued SFAS No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133. SFAS No. 137 defers for one year the effective date of SFAS 133. The Company does not anticipate any material impact of adopting SFAS No. 133.

          Reclassification

          Certain reclassifications have been made to the 1998 and 1997 financial statements to conform to the 1999 presentation.

(2)  Fair Values of Financial Instruments

     SFAS 107, Disclosures About Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.

                                       9                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

          Fixed-Maturity Securities: Fair values of fixed-maturity securities have been determined by the Company's outside investment manager and are based on quoted market prices, when available, or price matrices for securities which are not actively traded, developed using yield data and other factors relating to instruments or securities with similar characteristics.

          Option Contacts: The fair values for option contracts are based on settlement values and quoted market prices of comparable instruments. Similar characteristics are aggregated for the purpose of the calculations.

          Equity Securities: The fair values for equity securities are based on quoted market prices.

          Policy Loans: The Company has not determined the fair values associated with its policy loans, as management believes any differences between the Company's carrying value and the fair values afforded these instruments are immaterial to the Company's financial position and, accordingly, the cost to provide such disclosure would exceed the benefit derived. At December 31, 1999 and 1998, the interest rate related to the outstanding policy loans ranges between 4% and 6%.

          Cash and Cash Equivalents: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

          Assets and Liabilities of Separate Accounts: Separate account assets and liabilities are reported at estimated fair value in the Company's consolidated balance sheets.

          Future Policy Benefits for Annuity and Life Products and Supplementary Contracts Without Life Contingencies: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities) are stated at the policyholder account value. The Company is not required to and has not estimated fair value of its liabilities under other contracts.

                                      10                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of SFAS 107 at December 31, 1999 and 1998:

                                                            1999                                  1998
                                             ----------------------------------    ----------------------------------
                                                Carrying             Fair             Carrying             Fair
                                                  value              value              value              value
                                             ---------------    ---------------    ---------------    ---------------
                                                                           (In thousands)

Assets:
   Fixed maturities -
     available-for-sale                      $       156,056            156,056            264,741            264,741
   Option contracts                                    2,939              2,939              2,279              2,279
   Equity securities                                      12                 12                173                173
   Policy loans                                          965                965                606                606
   Cash and cash equivalents                           3,944              3,944              3,353              3,353
   Assets held in separate
     accounts                                        304,341            304,341            266,257            266,257
                                             ===============    ===============    ===============    ===============

Liabilities:
   Future policy benefits for
     annuity and life products               $       119,252            119,252            206,069            206,069
   Supplementary contracts
     without life contingencies                       20,831             20,831             22,955             22,955
   Liabilities related to separate
     accounts                                        304,341            304,341            266,257            266,257
                                             ===============    ===============    ===============    ===============

                                                                     (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


(3)  Investments

     Fixed Maturities and Equity Securities

     The following tables contain amortized costs and fair value information on fixed maturities (bonds) and equity securities (commons stocks) at December 31, 1999 and 1998:

                                                                                 1999
                                                 -------------------------------------------------------------------
                                                      Cost or           Gross            Gross
                                                     amortized        unrealized       unrealized          Fair
                                                       cost             gains            losses            value
                                                 ---------------   --------------   --------------   ---------------
                                                                            (In thousands)

Fixed maturities - available-for-sale:
    United States government
      and agencies:
        Mortgage and asset-
          backed securities                      $        15,278              627              160            15,745
        Other                                              3,943               40               53             3,930
    State, municipal, and
      other governments                                    2,001                9               --             2,010
    Public utilities                                      29,233              819              484            29,568
    Industrial and miscellaneous                         107,793            1,124            4,114           104,803
                                                 ---------------   --------------   --------------   ---------------

      Total fixed maturities -
        available-for-sale                       $       158,248            2,619            4,811           156,056
                                                 ===============   ==============   ==============   ===============

Equity securities                                $           684               --              672                12
                                                 ===============   ==============   ==============   ===============

                                                                     (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


                                                                                 1998
                                                 -------------------------------------------------------------------
                                                      Cost or           Gross            Gross
                                                     amortized        unrealized       unrealized          Fair
                                                       cost             gains            losses            value
                                                 ---------------   --------------   --------------   ---------------
                                                                            (In thousands)
Fixed maturities - available-for-sale:
    United States government
      and agencies:
        Mortgage and asset-
          backed securities                      $           996               15               --             1,011
        Other                                             20,025            1,717                9            21,733
    State, municipal, and
      other governments                                    3,987              252               --             4,239
    Public utilities                                      59,463            7,622                7            67,078
    Industrial and miscellaneous                         161,324           10,041              685           170,680
                                                 ---------------   --------------   --------------   ---------------

      Total fixed maturities -
        available-for-sale                       $       245,795           19,647              701           264,741
                                                 ===============   ==============   ==============   ===============

Equity securities                                $           684               --              511               173
                                                 ===============   ==============   ==============   ===============


The amortized cost and fair value of the Company's portfolio of fixed-maturity securities at December 31, 1999, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                    Estimated
                                                                                 Amortized           market
                                                                                   cost               value
                                                                             ---------------    ---------------
                                                                                        (In thousands)
Due in one year or less                                                      $         8,183              8,209
Due after one year through five years                                                 69,810             68,624
Due after five years through ten years                                                27,539             25,722
Due after ten years                                                                   37,438             37,756
Mortgage and asset-backed securities                                                  15,278             15,745
                                                                             ---------------    ---------------

                                                                             $       158,248            156,056
                                                                             ===============    ===============

                                                                     (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998



The unrealized gain or loss on fixed-maturity and equity securities available-for-sale is reported as accumulated other comprehensive income, reduced by adjustments to deferred policy acquisition costs and value of insurance in force acquired that would have been required as a charge or credit to income had such amounts been realized, and reduced by a provision for deferred income taxes. Net unrealized investment gains that are recorded as accumulated other comprehensive income were comprised of the following:

                                                                                          December 31,
                                                                              ---------------------------------
                                                                                    1999               1998
                                                                              --------------     --------------
                                                                                        (In thousands)

Unrealized (loss) gain on fixed-maturity and equity securities
     available-for-sale                                                       $       (2,864)            18,435

Adjustments for assumed changes in amortization pattern of:
     Deferred policy acquisition costs                                                   518             (1,572)
     Value of insurance in force acquired                                                948             (4,446)
Deferred income tax liability                                                            489             (4,222)
                                                                              --------------     --------------

          Net unrealized investment (loss) gain                               $         (909)             8,195
                                                                              ==============     ==============

Net Investment Income

Components of net investment income are as follows:

                                                                                Year ended December 31,
                                                                ----------------------------------------------------
                                                                     1999               1998               1997
                                                                --------------     --------------     --------------
                                                                                    (In thousands)

Income from:
     Fixed maturities                                           $       14,473             21,181             22,183
     Cash and cash equivalents                                             172                155                225
     Option contracts                                                      660              1,118                408
     Policy loans                                                           33                 37                 --
     Other                                                                   8                 --                 --
                                                                --------------     --------------     --------------

                                                                        15,346             22,491             22,816

Less investment expenses                                                  (238)              (196)              (219)
                                                                --------------     --------------     --------------

         Net investment income                                  $       15,108             22,295             22,597
                                                                ==============     ==============     ==============

                                      14                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


     Realized and Change in Unrealized Gains and Losses

     Realized gains (losses) and the change in unrealized gain (loss) on investments are summarized below:

                                                                               Year ended December 31,
                                                                ----------------------------------------------------
                                                                      1999              1998               1997
                                                                ---------------    --------------     --------------
                                                                                    (In thousands)

Realized gain -
     Fixed maturities                                           $         7,209             2,723              1,227
                                                                ===============    ==============     ==============

Change in unrealized:
     Fixed maturities                                                   (21,138)           (1,576)             4,632
     Equity securities                                                     (161)             (652)               134
                                                                ---------------    --------------     --------------

          Change in unrealized (loss)
               gain on investments                              $       (21,299)           (2,228)             4,766
                                                                ===============    ==============     ==============

                                                                     (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


An analysis of sales, maturities, and principal repayments of the Company's fixed maturities portfolio for the years ended December 31, 1999, 1998, and 1997 is as follows:

                                                                                   1999
                                                    ----------------------------------------------------------------
                                                                          Gross           Gross
                                                       Amortized         realized        realized
                                                          cost            gains           losses          Proceeds
                                                    --------------    ------------    ------------    --------------
                                                                              (In thousands)


Scheduled principal repayments and calls            $       28,387           2,051               4            30,434
Sales                                                       75,907           5,431             269            81,069
                                                    --------------    ------------    ------------    --------------

                                                    $      104,294           7,482             273           111,503
                                                    ==============    ============    ============    ==============

                                                                                   1998
                                                    ----------------------------------------------------------------
                                                                          Gross           Gross
                                                       Amortized         realized        realized
                                                          cost            gains           losses          Proceeds
                                                    --------------    ------------    ------------    --------------
                                                                              (In thousands)


Scheduled principal repayments and calls            $       29,801             909               1            30,709
Sales                                                       28,729           1,861              46            30,544
                                                    --------------    ------------    ------------    --------------

                                                    $       58,530           2,770              47            61,253
                                                    ==============    ============    ============    ==============

                                                                                   1997
                                                    ----------------------------------------------------------------
                                                                          Gross           Gross
                                                       Amortized         realized        realized
                                                          cost            gains           losses          Proceeds
                                                    --------------    ------------    ------------    --------------
                                                                              (In thousands)


Scheduled principal repayments and calls            $       11,636             447              --            12,083
Sales                                                       11,795             851              72            12,574
                                                    --------------    ------------    ------------    --------------

                                                    $       23,431           1,298              72            24,657
                                                    ==============    ============    ============    ==============

Income taxes during the years ended December 31, 1999, 1998, and 1997 include a provision of $1,613,000, $926,000, and $416,000, respectively, for the tax effect of realized gains.

                                      16                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


     Other

     At December 31, 1999 and 1998, fixed maturities with a carrying value of $8,017,000 and $8,894,000, respectively, were held on deposit with state agencies to meet regulatory requirements.

     No investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded 10% of stockholder's equity at December 31, 1999.

     The Company has acquired call option contracts relating to its equity-indexed annuity product to hedge increases in the S&P 500 index. The options are purchased concurrently with the issuance of these annuity contracts and expire, if not utilized, at the end of the annuities' term. The Company pays, at the beginning of the option contract, a premium for transferring the risk of unfavorable changes in the S&P 500 index.

     Concentrations of Credit Risk

     The Company's investment in public utility bonds at December 31, 1999 represents 18% of total investments and 6% of total assets. The holdings of public utility bonds are widely diversified and all issues met the Company'' investment policies and credit standards when purchased.

                                      17                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


(4)  Comprehensive Income


     A summary of the net unrealized gain (loss) recognized in other comprehensive income is as follows:

                                                                               Year ended December 31,
                                                               ----------------------------------------------------
                                                                    1999               1998               1997
                                                               --------------     --------------     --------------
                                                                                   (In thousands)

Other comprehensive income:
   Net unrealized (loss) gain arising during
      the year, net of taxes of $5,662,
      ($166), and ($2,020), respectively                       $      (10,926)               315              3,970
   Reclassification adjustment, net of taxes
      of $1,608, $926, and $416, respectively                          (3,103)            (1,797)              (811)
                                                               --------------     --------------     --------------

                                                                      (14,029)            (1,482)             3,159
                                                               --------------     --------------     --------------

   Adjustments:
      Deferred policy acquisition costs, net
      of taxes of $715, $70, and
         ($195) respectively                                            1,375                138               (385)
    Value of insurance in force acquired,
        net of taxes of $1,844, $238,
        and ($525), respectively                                        3,550                473             (1,032)
                                                               --------------     --------------     --------------

                                                                        4,925                611             (1,417)
                                                               --------------     --------------     --------------

           Net unrealized (loss) gain recognized
              in other comprehensive income                    $       (9,104)              (871)             1,742
                                                               ==============     ==============     ==============


                                      18                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998



(5)  Value of Insurance in Force Acquired

     The value of insurance in force acquired is an asset that represents the present value of future profits on business acquired. An analysis of the value of insurance in force acquired for the years ended December 31, 1999, 1998, and 1997 is as follows:

                                                                               Year ended December 31,
                                                               ----------------------------------------------------
                                                                     1999               1998               1997
                                                               --------------     --------------     --------------
                                                                                   (In thousands)

     Excluding impact on net unrealized investment gains and
        losses:
           Balance at beginning of year                        $       19,535             22,096             23,094
           Accretion of interest during the year                        1,289              1,457              1,582
           Amortization of asset                                      (10,167)            (4,018)            (2,580)
                                                               --------------     --------------     --------------

     Balance prior to impact of net unrealized investment
        gains and losses                                               10,657             19,535             22,096

     Impact of net unrealized investment losses and gains                 948             (4,446)            (5,157)
                                                               --------------     --------------     --------------
     Balance at end of year                                    $       11,605             15,089             16,939
                                                               ==============     ==============     ==============

     During the year ended December 31, 1999, the amortization of value of insurance in force acquired was increased by $3,900,000 due to gains realized on securities sold supporting the acquired block of business. The interest crediting rate applied to the value of insurance in force is 6.6% in 1999 and 1998 and 6.9% in 1997. Amortization of the value of insurance in force acquired for the next five years ending December 31 is expected to be as follows: 2000 - $898,000; 2001 - $903,000; 2002 - $788,000; 2003 -
     $774,000; and 2004 - $718,000.

                                      19                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


(6)  Deferred Policy Acquisition Costs

     Deferred policy acquisition costs is an asset which represents the deferral of costs which vary with and directly relate to the production of new business. An analysis of deferred acquisition costs for the years ended December 31, 1999, 1998, and 1997 is as follows:

                                                                               Year ended December 31,
                                                               ----------------------------------------------------
                                                                    1999               1998               1997
                                                               --------------     --------------     --------------
                                                                                   (In thousands)
     Excluding impact on net unrealized investment gains and
        losses:
           Balance at beginning of year                        $       12,053              9,300              6,686
           Capitalization's during the year                             7,492              3,665              3,208
           Net amortization of asset                                   (4,151)              (912)              (594)
                                                               --------------     --------------     --------------
        Balance prior to impact of net unrealized investment
           gains and losses                                            15,394             12,053              9,300
        Impact of net unrealized investment losses and gains              518             (1,572)            (1,780)
                                                               --------------     --------------     --------------
        Balance at end of year                                 $       15,912             10,481              7,520
                                                               ==============     ==============     ==============

     During the year ended December 31, 1999, the amortization of deferred policy acquisition costs was increased by $200,000 due to gains realized on securities sold supporting the acquired block of business. The amortization period is the remaining life of the policies, which is estimated to be 20 years from the date of original policy issue.

                                      20                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998



(7)  Federal Income Taxes

     The Company and its subsidiaries each file separate federal income tax returns. Income tax (benefit) expense is included in the consolidated financial statements as follows:

                                                                                Year ended December 31,
                                                                  -------------------------------------------------
                                                                       1999              1998             1997
                                                                  -------------     -------------     -------------
                                                                                    (In thousands)

     Income tax (benefit) expense in consolidated statements
        of income on income before income tax (benefit)
        expense                                                   $        (958)             (382)              153

     Tax (benefit) expense in consolidated statements of
        changes in stockholder's equity -
           Amounts attributable to change in accumulated
              other comprehensive income during year -
              deferred                                                   (4,711)             (438)              887
                                                                  -------------     -------------     -------------
                                                                  $      (5,669)             (820)            1,040
                                                                  =============     =============     =============

     The effective tax rate on income (loss) before income tax (benefit) expense is different from the prevailing federal income tax rate as follows:

                                                                                 Year ended December 31,
                                                                    ----------------------------------------------
                                                                         1999            1998             1997
                                                                    -------------    ------------     ------------
                                                                                     (In thousands)

     (Loss) income before income tax (benefit) expense              $      (4,085)           (273)             472
                                                                    =============    ============     ============
     Income tax (benefit) expense at federal statutory rate
        (35% 1999, 34% 1998 and 1997)                                      (1,430)            (93)             160
     Tax effect increase (decrease) of - other                                472            (289)              (7)
                                                                    -------------    ------------     ------------
     Income tax (benefit) expense                                   $        (958)           (382)             153
                                                                    =============    ============     ============

                                      21                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


     Deferred income taxes have been established by the Company and its subsidiaries based on the temporary differences, the reversal of which will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled, within each entity. The tax effect of temporary differences giving rise to the Company's deferred income tax assets and liabilities at December 31, 1999 and 1998 is as follows:

                                                                                 1999                 1998
                                                                           ----------------     ----------------
                                                                                        (In thousands)
     Deferred tax assets:
        Future policy benefits                                             $          2,958                2,342
        Operating loss carryforwards                                                  1,092                2,406
        Unrealized depreciation on investments                                          202                   --
        Value of insurance in force acquired                                            188                   --
        Other                                                                           216                  163
                                                                           ----------------     ----------------
                                                                                      4,656                4,911
                                                                           ----------------     ----------------
     Deferred tax liabilities:
        Unrealized appreciation on investments                                           --               (5,031)
        Deferred policy acquisition costs                                            (4,320)              (3,247)
        Value of insurance in force acquired                                             --               (2,090)
        Other                                                                          (447)                (393)
                                                                           ----------------     ----------------
                                                                                     (4,767)             (10,761)
                                                                           ----------------     ----------------
           Net deferred tax liability                                      $           (111)              (5,850)
                                                                           ================     ================

     Based upon the Company's historical earnings, future expectations of adjusted taxable income, as well as reversing gross deferred tax liabilities, the Company believes it is more likely than not that gross deferred tax assets will be fully realized and that a valuation allowance with respect to the realization of the total gross deferred tax assets is not necessary.

     The Company has Federal net operating loss carryforwards reportable on its Federal tax return aggregating $3,119,000 at December 31, 1999 which expire from 2009 to 2012. The Company has a Federal income tax recoverable amount at December 31, 1999 of $20,000.

(8)  Retirement and Compensation Plans

     Substantially all full-time employees of the Company are covered by a noncontributory defined benefit pension plan sponsored by ILona. The benefits are based on years of service and the employee's compensation. In addition, effective January 1, 1996 ILona adopted a nonqualified supplemental plan to provide benefits in excess of limitations established by the Internal Revenue Code (the Code). The Company records its required contributions as pension expense related to these plans. Contributions made to the plan during the years ended December 31, 1999, 1998, and 1997 were not significant.

     Employees of the Company also are eligible to participate in a contributory defined contribution plan sponsored by ILona which is qualified under section 401(k) of the Code. The plan covers substantially all full-time employees of the Company. Employees can contribute up to 15% of their annual salary

                                      22                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


     (with a maximum contribution of $10,000 in 1999) to the plan. The Company contributes an additional amount, subject to limitations, based on the voluntary contribution of the employee. Further, the plan provides for additional employer contributions based on the discretion of the Board of Directors of ILona. Pension expense related to this plan was $87,000, $77,000, and $37,000 for the years ended December 31, 1999, 1998, and 1997, respectively.

     The Company also has certain other benefit and incentive plans. These plans are considered immaterial to the consolidated financial statements.

 (9) Stockholder's Equity - Statutory Limitations on Dividend

     The ability of the Company to pay dividends to ILona is restricted due to the fact that prior approval of insurance regulatory authorities is normally required for payment of dividends to the stockholder which exceed an annual limitation. During 2000, this annual limitation aggregates to $2.857,000; however, pursuant to a directive received from the Arkansas Insurance Department in 1991, any proposed payment of a dividend currently requires its approval. Also, the amount ($24,000,000 at December 31, 1999) by which stockholder's equity stated in conformity with generally accepted accounting principles exceeds statutory capital and surplus as reported is restricted and cannot be distributed.

     Net income (loss) for the Company, as determined in accordance with statutory accounting practices, was $222,000, ($2,466,000), and ($1,240,000) for the years ended December 31, 1999, 1998, and 1997, respectively. Total statutory capital and surplus was $31,068,000 at December 31, 1999 and $30,451,000 at December 31, 1998.

(10) Commitments and Contingencies

     The Company leases it home office space and certain other equipment under operating leases which run through 2002. During 1998, the Company moved to its current location and subleased its previous office space. Rent received under the sublease agreement is netted against rent expense in 1999 and 1998. During the years ended December 31, 1999, 1998, and 1997, rent expense totaled $387,000, $361,000, and $228,000, respectively. At December 31, 1999 minimum rental payments due under all noncancelable operating leases, including the lease agreement on the Company's previous office space, with initial terms of one year or more are:

               Year ending
               December 31
               --------------
               (In thousands)

                2000                         $665
                2001                          302
                                             ----

                                             $967
                                             ====

     The Company is periodically subject to various lawsuits which arise in the ordinary course of business. At December 31, 1999 the Company was not involved in any such litigation.

     Assessments are, from time to time, levied on the Company by life and health guaranty associations in most states in which the Company is licensed to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a

                                      23                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


     reduction in future premium taxes. Assessments have not been material to the Company's financial statements in the past. However, the economy and other factors have caused a number of failures of substantially larger companies since that time.

     The American Institute of Certified Public Accountants issued Statement of Position 97-3 (SOP 97-3), "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," which requires the accrual of guaranty fund assessments. SOP 97-3 is effective beginning January 1, 1999. The Company has recorded a liability of $165,000 at December 31, 1999 for future payments of guarantee assessments, Which was charged to underwriting, acquisition, and insurance expenses in the consolidated statements of income.

(11) Related Party Transactions

     The Company has a management agreement with ILona to provide for certain management services. Amounts paid by the Company pursuant to this agreement were $589,000 and $480,000 in 1999 and 1998, respectively. In addition, an expense allocation agreement was entered into with Interstate Assurance Company, a subsidiary of ILona, to provide for certain administrative functions. Amounts paid during 1999, 1998, and 1997 by the Company pursuant to this agreement were $684,000, $506,000, and $504,000, respectively.

                                      24                             (Continued)

                     FIRST VARIABLE LIFE INSURANCE COMPANY

                  Notes to Consolidated Financial Statements

                          December 31, 1999 and 1998


(12) Transfer of Block of Business

     In 1999, the Company transferred a block of its deferred annuity business relating to the State of Arkansas Deferred Compensation Plan. Fixed reserves of $74,205,000 were transferred to AUSA Life, and bonds with a book value of $70,647,000 were sold to fund this transfer. Separate account assets and liabilities totaling $41,117,000 were also transferred to AUSA Life.

     The effect on the consolidated statements of income from this transaction is as follows:

                                                        Year Ended
                                                       December 31,
                                                           1999
                                                     ----------------
                                                      (In thousands)
          Revenues:
               Realized gains on investments              $  4,978
               Other income                                  2,206
                                                          --------
                    Total revenues                           7,184

          Benefits and expenses:
               Amortization of value of insurance
                    in force acquired and deferred
                    policy acquisition costs                 4,100
                                                          --------

                    Income before income tax expense         3,084
          Income tax expense                                 1,079
                                                          --------
                    Net income                            $  2,005
                                                          ========

(13) Relocation of Company

     In December 1997, management decided to relocate the operations of the Company from Boston to Illinois. As a result, at December 31, 1997, the Company accrued a liability of $1,200,000, which relates to benefits for involuntarily terminated employee and certain other costs, including office and other lease cancellations and write-down of furniture and equipment. The relocation was substantially completed in June 1998.

(14) Year 2000 Issue (Unaudited)

     Like other financial and business organizations around the world, the Company could have been adversely affected if its computer systems and those of its service providers did not properly process and calculate date-related information and data from and after January 1, 2000. The Company did not experience any problems related to the year 2000 issue.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     UNDERTAKING REGARDING INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors and officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Contract as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Contract as expressed in the Act and will be governed by the final adjudication of such issue.

      REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY
                                  ACT OF 1940

In accordance with section 26(e) of the Investment Company Act of 1940, First Variable Life Insurance Company represents that the fees and charges deducted under the Contracts described in this Registration Statement on Form S-6, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by First Variable Life Insurance Company. First Variable Life Insurance Company bases its representation on its assessment of all the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for First Variable Life Insurance Company to earn a profit, the degree to which the Contracts include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October
1996, including the range of industry practice.   This representation applies to
all Contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus contained herein, or in any variations thereof based on supplements, endorsements, or riders to any Contracts or prospectus, or otherwise.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

  The facing sheet.

  Cross-Reference Sheet.

  The prospectus consisting of 32 pages.

  The undertaking to file reports.

  The undertaking regarding indemnification.

The representation pursuant to Section 26(e) of the Investment Company Act of 1940.

  The signatures.


  Written consents of the following persons:
       Martin Sheerin (See Exhibit 6)
       KPMG, LLP (See Exhibit 7)
       Ernst & Young LLP (See Exhibit 7)

  The following exhibits:

1.A.  (1)  Resolution of the Board of Directors of the Company authorizing the establishment of the Separate Account.*

      (2)  Not Applicable.

      (3)   (a)   Underwriting Agreement.#
            (b)   Broker-Dealer Agreement.#
            (c)   Form of Sales Agreement.**

      (4)   Not Applicable.

      (5)   (a)  Specimen Variable Life Insurance Contract.*
            (b)  Specimen Accelerated Death Benefit Endorsement.#
            (c)  Specimen Extended Death Benefit Rider#

      (6)   (a)  Articles of Incorporation of First Variable Life Insurance
                 Company. ###
            (b)  By-Laws of First Variable Life Insurance Company.***

     (7)         Not Applicable.

     (8)    (a)  Form of Fund Participation Agreement with Variable Investors
                 Series ### Trust; Form of Participation Agreements with AIM Variable Insurance Funds, Inc., et al; American Century Investment Management, Inc.; Deutsche Asset Management VIT Funds (formerly known as BT Insurance Funds, et al); Federated Insurance Series; Lord Abbett Series Fund, Inc., et al; MFS Variable Insurance Trust, et al; and Templeton Variable Products Series Fund, et al. ####
            (b) Form of Fund Participation Agreement with Fidelity Variable Insurance Products Fund; Fidelity Variable Insurance Products Funds II; Fidelity Variable Insurance Products Funds III; and Seligman Portfolios, Inc.****

          (9)    Not Applicable.

          (10)   Specimen Single Premium Variable Life Insurance Application.*


2.   Opinion and consent of                , Vice President, General Counsel
     and Secretary of First Variable Life Insurance Company as to securities being registered.***

3.   Not Applicable.

4.   Not Applicable.

5.   Not Applicable.

6.   Opinion and Consent of Actuary##

7.   Consent of Ernst & Young LLP, Independent Auditors##
     Consent of KPMG LLP, Independents Auditors ##

8. Powers of Attorney. ### - of the following individuals appointing John M. Soukup their attorney-in-fact to act for them in their capacities as Directors of the Company or otherwise, to do all things necessary to comply with the provisions and intent of the Securities Act of 1933 and the Investment Company Act of 1940 with respect to variable life insurance policies and variable annuity contracts:

      Ronald M. Butkiewicz     Shane W. Gleeson     Philip R. O'Connor
      Michael J. Corey         Jeff S. Liebmann
      Michael R. Ferrari       Kenneth R. Meyer

*             Incorporated herein by reference to the Form S-6 Registration Statement of First Variable Life Insurance Company and
              Separate Account VL, filed electronically with the Securities and Exchange Commission on June 3, 1996 (File No. 333-
              05053).

**            Incorporated herein by reference to Post-Effective Amendment No. 22 to the Form N-4 Registration Statement of First
              Variable Life Insurance Company and First Variable Annuity Fund E, filed electronically with the Securities and
              Exchange Commission on September 18, 1996 (File No. 333-12197).

***           Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement of First
              Variable Life Insurance Company and Separate Account VL, filed electronically with the Securities and Exchange
              Commission on November 15, 1996 (File No. 333-05053).

****          Incorporated by Reference to the Registrant's Post-Effective Amendment No. 5 to the Form N-4 Registration Statement
              (Registration No. 333-12197) filed electronically with the Securities and Exchange Commission on or about April 28,
              2000.

#             Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of First
              Variable Life Insurance Company and Separate Account VL, filed electronically with the Securities and Exchange
              Commission on April 30, 1997 (File No. 333-05053).

##            Filed herewith.

###           Incorporated by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement of First Variable
              Life Insurance Company Separate Account VL, filed electronically with the Securities and Exchange Commission on or about April 27, 1998 (File No. 333-19193).

####          Incorporated herein by reference to Pre-Effective Amendment No. 4 to the Form N-4 Registration Statement of First
              Variable Life Insurance Company and First Variable Annuity Fund E, Filed electronically with the Securities and
              Exchange Commission on or about April 27,1999 (File No. 333-12197).

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the First Variable Life Insurance Company has duly caused this Post-Effective Amendment No. 4 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on the 27th day of April, 2000.

                                      First Variable Life Insurance Company



                                    By: /s/ John M. Soukup
                                       -----------------------------
                                    John M. Soukup
                                    President



ATTEST:

/s/ Jeffery K. Hoelzel
----------------------

Jeffery K. Hoelzel
Secretary

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Separate Account VL of First Variable Life Insurance Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, on the 27th day of April, 2000.



                               Separate Account VL of First Variable
                                       Life Insurance Company
                                        (Registrant)

                               By:  First Variable Life Insurance Company
                                        (Depositor)


                               By: /s/John M. Soukup
                                   ---------------------------------
                                   John M. Soukup
                                   President



ATTEST:

/s/Jeffery K. Hoelzel
--------------------

Jeffery K. Hoelzel
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed below by the following persons in the capacities with First Variable Life Insurance Company, on the 27th day of April, 2000.

PRINCIPAL EXECUTIVE OFFICER
s/John M. Soukup
-----------------------
John M. Soukup
President

PRINCIPAL ACCOUNTING OFFICER
s/Christopher S. Harden
-----------------------
Christopher S. Harden
Vice President & Treasurer

DIRECTORS

s/Ronald M. Butkiewicz
-----------------------
Ronald M. Butkiewicz

s/Michael J. Corey
-----------------------
Michael J. Corey*

s/Norman A. Fair
-----------------------
Norman A. Fair

s/Michael R. Ferrari
-----------------------
Michael R. Ferrari*

s/Shane W. Gleeson
-----------------------
Shane W. Gleeson

s/Jeff S. Liebmann
-----------------------
Jeff S. Liebmann*

s/Kenneth R. Meyer
-----------------------
Kenneth R. Meyer*

s/Philip R. O'Connor
-----------------------
Philip R. O'Connor*

s/Clark A. Ramsey
-----------------------                     *By: s/John M. Soukup
Clark A. Ramsey                                 ------------------------
                                                 John M. Soukup
s/John M. Soukup                                 Attorney-in-Fact
-----------------------
John M. Soukup